    As filed with the Securities and Exchange Commission on April 29, 2005


                                                      Registration Nos. 33-75776
                                                                    and 811-7982

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]


                       Post-Effective Amendment No. 12             [X]


                                       and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY   [ ]
                                   ACT OF 1940


                                 Amendment No. 6                   [X]



              SEPARATE ACCOUNT C OF PARAGON LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                         PARAGON LIFE INSURANCE COMPANY
                               (Name of Depositor)

                    190 Carondelet Plaza, St. Louis, MO 63105
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
                                 (314) 862-2211

    Name and Address of Agent for Service:                Copy to:

           Gregg P. Hirsch, Esquire               Stephen E. Roth, Esquire
      Metropolitan Life Insurance Company     Sutherland Asbill & Brennan LLP
               1 Madison Avenue                1275 Pennsylvania Avenue, N.W.
              New York, NY 10010                 Washington, DC 20004-2415

It is proposed that this filing will become effective:
    [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485


    [X] On May 1, 2005, pursuant to paragraph (b) of Rule 485


    [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [ ] On (May 1), pursuant to paragraph (a)(1) of Rule 485

                                   ----------

                      Title of securities being registered:
     Group and Individual Flexible Premium Variable Life Insurance Contracts

                                                       [LOGO] Fidelity

                                                       Investments(R)

                                                        Variable Insurance
                                                        Products Funds

[LOGO]
Paragon Life
A MetLife(R) Company

             .GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


               Prospectus dated April 29, 2005


                                                                          50413
                                                                            Com

    Group and Individual Flexible Premium Variable Life Insurance Policies
                                   Issued by

             Separate Account C of Paragon Life Insurance Company
                                      And
                        Paragon Life Insurance Company

                             190 Carondelet Plaza
                              St. Louis, MO 63105
                                (800)-685-0124

                                  PROSPECTUS


                                April 29, 2005

This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to Separate Account C (the "Separate Account") which invests in the investment portfolios ("Funds") listed below.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

Please note that the Policies and the Funds:

  .   are not guaranteed to achieve their goals;
  .   are not federally insured;
  .   are not endorsed by any bank or government agency; and
  .   are subject to risks, including loss of the amount invested.

 The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

The following Funds are available through this Policy:

                            Money Market Portfolio
                             High Income Portfolio
                            Equity-Income Portfolio
                               Growth Portfolio
                              Overseas Portfolio
                        Investment Grade Bond Portfolio
                            Asset Manager Portfolio
                              Index 500 Portfolio
                             Contrafund Portfolio
                        Asset manager: Growth Portfolio
                          Growth and Income Portfolio
                              Balanced Portfolio
                        Growth Opportunities Portfolio
                               Mid Cap Portfolio


                 The date of this Prospectus is April 29, 2005

                               TABLE OF CONTENTS


  Policy Benefits/Risks Summary.........................................    4
     Policy Benefits
     Policy Risks
     Portfolio Risks
  Fee Table.............................................................    8
  Issuing The Policy....................................................   12
     General Information
     Procedural Information
     Right to Examine Policy (Free Look Right)
     Ownership Rights
     Modifying the Policy
  Premiums..............................................................   16
     Minimum Initial Premium
     Premium Flexibility
     Continuance of Insurance
     Premium Limitations
     Refund of Excess Premium for Modified Endowment Contracts ("MECs")
     Allocation of Net Premiums and Cash Value
  The Company, the Separate Account and the Funds.......................   17
     The Company
     The Separate Account
     The Funds
  Policy Values.........................................................   21
     Policy Cash Value
     Cash Surrender Value
     Cash Value in Each Separate Account Division
  Policy Benefits.......................................................   22
     Death Benefit
     Death Benefit Options
     Changing Death Benefit Options
     Changing Face Amount
     Settlement Options
     Accelerated Death Benefits
     Surrender and Partial Withdrawals
     Transfers
     Loans
     Conversion Right to a Fixed Benefit Policy
     Eligibility Change Conversion
     Payment of Benefits at Maturity
     Telephone, Facsimile and Online Requests
  Policy Lapse and Reinstatement........................................   30
     Lapse
     Reinstatement
  Charges and Deductions................................................   31
     Transaction Charges
     Periodic Charges
     Annual Fund Operating Expenses
  Federal Tax Matters...................................................   35
     Tax Status of the Policy
     Tax Treatment of Policy Benefits

           Additional Benefits and Riders.......................   39
           Distribution of the Policies.........................   39
           General Provisions of the Group Contract.............   41
              Issuance
              Premium Payments
              Grace Period
              Termination
              Right to Examine Group Contract
              Entire Contract
              Incontestability
              Ownership of Group Contract
           State Variations.....................................   42
           Legal Proceedings....................................   42
           Financial Statements.................................   42
           Glossary.............................................   43
           Statement of Additional Information Table of Contents   45

POLICY BENEFITS/RISKS SUMMARY
================================================================================

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum Cash Value. You could lose some or all of your money.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this Prospectus.

                                Policy Benefits

Premiums

Flexibility of Premiums: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit plus any additional benefit provided by rider and minus any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount available under each death benefit option as of the Insured's date of death.

  . Death Benefit Option A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.

  . Death Benefit Option B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

Accelerated Death Benefit Settlement Option Rider. Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Surrenders, Partial Withdrawals, Transfers and Loans

Surrenders: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.

Partial Withdrawals: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).


Transfers: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Divisions."


Loans: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Other Policy Benefits

Ownership Rights: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.

Guaranteed Issue: Acceptance of an application for a Policy is subject to our underwriting rules. Other than in Executive Programs we generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies -- guaranteed issue and simplified issue -- healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums. We may offer guaranteed issue with Executive Programs in limited circumstances, however, depending upon the number of eligible employees or whether other existing insurance coverage is cancelled.

Interim Insurance: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

Separate Account: You may direct the money in your Policy to any of the Divisions of the Separate Account . Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

Cash Value: Cash Value is the sum of your amounts in the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states. Please contact us at our Home Office for further details.

Settlement Options: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Home Office.

Eligibility Change Conversion: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.


Some group contracts may not have this provision and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In these situations, your policy will cease and the cash surrender value would be paid to the succeeding carrier (if there is successor insurance) or to you (if there is no successor insurance).



If a Certificate was issued in connection with the Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.




                                 Policy Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Policy Lapse

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

Tax Treatment

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender and Partial Withdrawals

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. The Policy is not suitable as a short-term savings vehicle. A surrender may have tax consequences and may increase the risk that your Policy will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.



Loans

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Policy Loan may have tax consequences. If an Owner surrenders the Policy or allows the Policy to lapse while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                Portfolio Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

                                   FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions.

-----------------------------------------------------------------------------------------------
                                       Transaction Fees
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                Amount Deducted/(1)/
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                       Maximum Guaranteed
           Charge            When Charge is Deducted         Charge           Current Charge
-----------------------------------------------------------------------------------------------
Premium Expense                Upon receipt of each
Charge                           premium payment         1.00% Of each        1.00% Of each
For Policies issued under                               premium payment      premium payment
Group Contracts
                                                         2.00% Of each        2.00% Of each
Only for Policies treated as                            premium payment      premium payment
individual contracts under
the Omnibus Budget
Reconciliation Act of 1990
-----------------------------------------------------------------------------------------------
Premium Tax Charge             Upon receipt of each
                                 premium payment         2.00% Of each        2.00% Of each
For all Policies                                        premium payment      premium payment
-----------------------------------------------------------------------------------------------
Partial Withdrawal              Upon each partial     The lesser of $25 or The lesser of $25 or
Charge                         withdrawal from the      2% of the amount     2% of the amount
                                      Policy               withdrawn            withdrawn
-----------------------------------------------------------------------------------------------
Transfer Charge               Upon each transfer in     $25 per transfer           None
                             excess of 12 in a Policy
                                       Year
-----------------------------------------------------------------------------------------------
Accelerated Death Benefit         At the time an              $100                 None
Administrative Charge           accelerated death
                                 benefit is paid

--------
/(1)/We may charge fees and use rates that are lower than the guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that a Policy owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                         Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------------
                                                                        Amount Deducted
--------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge              Current Charge
-------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/(1)/      On the Investment
(per $1000 of net amount at       Start Date and each
risk)                             succeeding Monthly
..Minimum/(2)/ and                     Anniversary               $0.163                  $0.032
  Maximum/(3)/ Charges                                          $31.307                 $16.431
..Charge for an insured,                                         $0.651                  $0.192
  attained age 50, in an
  Executive Program with
  250 participants rate class
------------------------------------------------------------------------------------------------------
Administrative Charge/(4)/      On the Investment Start $6 per month during the   (i) Fewer than 1000
                                   Date and on each        first Policy Year     employees, $3.50 per
                                  succeeding Monthly                                     month
                                      Anniversary                                (ii) 1000+ employees,
                                                                                    $2.00 per month
------------------------------------------------------------------------------------------------------
Mortality and Expense Risk               Daily          0.90% (annually) of the 0.75% (annually) of the
Charge                                                    net assets of each          net assets
                                                            Division of the     of each Division of the
                                                           Separate Account        Separate Account
------------------------------  ----------------------- ----------------------- -----------------------
Loan Interest Spread/(5)/           On each Policy               3.0%                    0.75%
                                      Anniversary

--------

/(1)/Cost of insurance rates are based on the insured's attained age and rate class, and possibly the gender mix (i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured age 50, in an Executive Program with 250 participants rate class assumes a Policy with $600,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Home Office.


/(2)/This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in an Executive Program with 250 participants rate class.

/(3)/This maximum charge is based on an insured with the following characteristics: Attained Age 94, Smoker in an Executive Program with 250 participants rate class.

/(4)/The Monthly Administrative Charge depends on the number of employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program. The charge may be higher for group contracts or other employer-sponsored insurance programs: (i) with fewer than 1,000 eligible employees; (ii) with additional administrative costs; or (iii) that are offered as Executive Programs. This charge is lowered after the first Policy Year, and will not exceed $3.50 per month in those renewal years.

/(5)/The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account
     (currently, 7.25% annually, guaranteed minimum--5% annually). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

                        Periodic Charges Other Than Fund Operating Expenses
-----------------------------------------------------------------------------------------------------
                                                                       Amount Deducted
-----------------------------------------------------------------------------------------------------
--------------------------------
                                                          Maximum Guaranteed
            Charge              When Charge is Deducted         Charge             Current Charge
-----------------------------------------------------------------------------------------------------
Optional Rider Charges:/(6)/
-----------------------------------------------------------------------------------------------------
Waiver of Monthly               On rider start date and
Deductions                          on each Monthly
Rider (per $1.00 of waived            Anniversary
deduction)
..Minimum/(2)/ and                                              $0.0646                $0.0646
  Maximum/(7)/ Charges                                         $0.2057                $0.2057
..Charge for an Insured,                                        $0.0833                $0.0833
  attained age 50, in an
  Executive Program with
  250 participants rate class
-----------------------------------------------------------------------------------------------------
Children's Life Insurance       On rider start date and         $0.16                  $0.16
Rider (per $1,000 of coverage)      on each Monthly
..Minimum and                          Anniversary
  Maximum Charges for all
  Children
-----------------------------------------------------------------------------------------------------
Spouse's Life Insurance Rider   On rider start date and
(per $1000 of coverage)             on each Monthly
..Minimum/(2)/ and                     Anniversary               $0.148                $0.0388
  Maximum/(8)/ Charges                                          $5.163                 $3.539
..Charge for a spouse,                                           $0.651                 $0.298
  attained age 50, in an
  Executive Program with
  250 participants rate class
-----------------------------------------------------------------------------------------------------
Accelerated Death Benefit                 N/A           (See Accelerated Death (See Accelerated Death
Settlement Option Rider                                 Benefit Administrative Benefit Administrative
                                                        Charge" in Transaction Charge" in Transaction
                                                          Fees table above.)     Fees table above.)
-----------------------------------------------------------------------------------------------------

--------
/(6)/Optional rider charges (except for the Accelerated Death Benefit
     Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 50, in an Executive Program with 250 participants rate class assumes a Policy with $600,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 50, in an Executive Program with 250 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.
/(7)/This maximum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in an Executive Program with 250 participants rate class.
/(8)/This maximum charge is based on an insured with the following characteristics: Attained Age 74, Unismoker in an Executive Program with 250 participants rate class.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."



The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2004. Expenses of the Funds may be higher or lower in the future.



This table shows the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2004. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.




Range of Annual Fund Operating Expenses/(1)/


                                                            Minimum Maximum
    -----------------------------------------------------------------------
    Total Annual Fund Operating Expenses (expenses that are
      deducted from Fund assets, including management fees,
      distribution (12b-1) fees, and other expenses)         0.10%   0.91%

--------

/(1)/The Fund expenses used to prepare this table were provided to Paragon by the Funds. Paragon has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.



The following table shows the fees and expenses (both before and after contractual fee waiver and expense reimbursement, if applicable) charged by each portfolio for the fiscal year ended December 31, 2004.



                                                                    Gross
                                                                    Total
                                         Management 12b-1  Other    Annual
    Fund                                    Fees    Fees  Expenses Expenses
    -----------------------------------------------------------------------
    Money Market Portfolio                 0.20%    0.00%  0.09%    0.29%
    -----------------------------------------------------------------------
    High Income Portfolio                  0.58%    0.00%  0.13%    0.71%
    -----------------------------------------------------------------------
    Equity-Income Portfolio/(2)/           0.47%    0.00%  0.11%    0.58%
    -----------------------------------------------------------------------
    Growth Portfolio/(2)/                  0.58%    0.00%  0.10%    0.68%
    -----------------------------------------------------------------------
    Overseas Porfolio/(2)/                 0.72%    0.00%  0.19%    0.91%
    -----------------------------------------------------------------------
    Investment Grade Bond Portfolio        0.43%    0.00%  0.13%    0.56%
    -----------------------------------------------------------------------
    Asset Manager Portfolio/(2)/           0.53%    0.00%  0.12%    0.65%
    -----------------------------------------------------------------------
    Index 500 Portfolio/(1)/               0.10%    0.00%  0.00%    0.10%
    -----------------------------------------------------------------------
    Contrafund Portfolio/(2)/              0.57%    0.00%  0.11%    0.68%
    -----------------------------------------------------------------------
    Asset Manager: Growth Portfolio/(2)/   0.58%    0.00%  0.16%    0.74%
    -----------------------------------------------------------------------
    Growth & Income Portfolio              0.47%    0.00%  0.13%    0.60%
    -----------------------------------------------------------------------
    Balanced Portfolio                     0.42%    0.00%  0.14%    0.56%
    -----------------------------------------------------------------------
    Growth Opportunities Portfolio/(2)/    0.58%    0.00%  0.14%    0.72%
    -----------------------------------------------------------------------
    Mid Cap Portfolio/(2)/                 0.57%    0.00%  0.14%    0.71%

--------



/(1)/Effective March 1, 2005, the manager of the Fidelity VIP Index 500
    Portfolio has contractually agreed to reduce its management fee to 0.10%, and Fund expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). Under the new contract, this expense limit may not be increased without approval of the fund's shareholders and board of trustees. The expense limit does not, however, apply to new funds or classes that may be created in the future.


/(2)/For certain portfolios, certain expenses were reimbursed and/or certain fees were waived during 2004. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:





                                          Fees  Other Exp Waiver   Net
         --------------------------------------------------------------
         Equity-Income Portfolio*         0.47%   0.11%   (0.01%) 0.57%
         --------------------------------------------------------------
         Growth Portfolio*                0.58%   0.10%   (0.03%) 0.65%
         --------------------------------------------------------------
         Overseas Portfolio*              0.72%   0.19%   (0.04%) 0.87%
         --------------------------------------------------------------
         Asset Manager Portfolio*         0.53%   0.12%   (0.01%) 0.64%
         --------------------------------------------------------------
         Contrafund Portfolio*            0.57%   0.11%   (0.02%) 0.66%
         --------------------------------------------------------------
         Asset Manager: Growth Portfolio* 0.58%   0.16%   (0.01%) 0.73%
         --------------------------------------------------------------
         Growth Opportunities Portfolio*  0.58%   0.14%   (0.02%) 0.70%
         --------------------------------------------------------------
         Mid Cap Portfolio*               0.57%   0.14%   (0.03%) 0.68%

--------

* A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been as shown in the table above. These offsets may be discontinued at any time.




ISSUING THE POLICY
================================================================================

General Information

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.


Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end, unless there is no successor plan of insurance. (See "Eligibility Change Conversion.")


Procedural Information

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Home Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

  .   to independent contractors of the employer;
  . to persons who wish to continue coverage after a Group Contract has terminated;
  . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;
  . if state law restrictions make issuance of a Group Contract impracticable; or
  . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.

Guaranteed Issue. For other than Executive Programs, we generally will issue the Policy and any spouse and children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure.

We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.

We also may offer guaranteed issue with Executive Programs, depending upon the number of eligible employees or whether other existing insurance coverage has been cancelled.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

  .   the Face Amount exceeds the Guaranteed Issue Amount described above;
  .   the Policy has previously been offered to the employee;
  . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
  . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

  .   the date insurance coverage begins on the Policy applied for;
  . the date a Policy other than the Policy applied for is offered to the applicant;
  . the date the Company notifies the applicant that the application for any proposed Insured is declined;
  .   60 days from the date of application; or
  . the date the applicant's employment with the Contractholder or sponsoring employer terminates.

Employee's Spouse. Before issuing a Policy to an employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. We generally do not offer spouse coverage under Executive Program Policies. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

  .   the appropriate application for Individual Insurance is signed;
  .   the initial premium has been paid prior to the Insured's death;
  .   the Insured is eligible for the Policy; and
  . the information in the application is determined to be acceptable to the Company.

Right to Examine Policy (Free Look Right)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy-Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an increase in Face Amount within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  .   10 days of mailing the right to cancel notice to the Owner; or

  .   45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

  . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
  . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
  .   to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
================================================================================

Minimum Initial Premium

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (see "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Home Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. See "Policy Lapse and Reinstatement."

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

Continuance of Insurance


Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided may automatically continue even in the event of Group Contract termination (See "Eligibility Change Conversion"). Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

Premium Limitations

Every premium payment paid must be at least $20. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.

Refund of Excess Premium for Modified Endowment Contracts ("MECs")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

Allocation of Net Premiums and Cash Value

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account. We will allocate an Owner's net premium according to the following rules:

  . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
  . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
  . We will allocate the net premium as of the date we receive it at our Home Office according to an Owner's current premium allocation instructions, unless otherwise specified.
  . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect on the date we record the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. The Owner bears the entire investment risk for amounts he or she allocates to the Divisions. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Company

Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. Our principal offices are located at: 190 Carondelet Plaza, St. Louis, Missouri 63105. We are obligated to pay all benefits under the Policy.

The Separate Account


We established the Separate Account as a separate investment account on August 1, 1993 under Missouri law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable insurance policies we issue. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC.

The Separate Account is divided into Divisions, each of which invests in shares of the Funds shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

The assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its Policy liabilities. From time to time, these excess assets may be transferred from the Separate Account and included in the Company's general account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

The Funds

The Separate Account invests in shares of the Funds. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.


      Portfolio       Investment Manager                     Investment Objective
-----------------------------------------------------------------------------------------------------
Money Market          Fidelity Management The Portfolio seeks a high level of current income as is
Portfolio             & Research Company. consistent with preservation of capital and liquidity by investing in money market instruments.
-----------------------------------------------------------------------------------------------------
High Income Portfolio Fidelity Management The Portfolio seeks a high level of current income while
                      & Research Company. also considering growth of capital.
-----------------------------------------------------------------------------------------------------
Equity-Income         Fidelity Management The Portfolio seeks reasonable income by investing in
Portfolio             & Research Company. income-producing equity securities. In choosing these securities, the Fund will also consider the potential for
                                          capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities
                                          comprising the Standard & Poor's 500 Index (S&P 500).
-----------------------------------------------------------------------------------------------------
Growth Portfolio      Fidelity Management The Portfolio seeks to achieve capital appreciation.
                      & Research Company.
-----------------------------------------------------------------------------------------------------
Overseas Portfolio    Fidelity Management The Portfolio seeks long-term growth of capital.
                      & Research Company.
-----------------------------------------------------------------------------------------------------
Investment Grade      Fidelity Management The Portfolio seeks as high a level of current income as is
Bond Portfolio        & Research Company. consistent with the preservation of capital.
-----------------------------------------------------------------------------------------------------
Asset Manager         Fidelity Management The Portfolio seeks to obtain high total return with
Portfolio             & Research Company. reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
-----------------------------------------------------------------------------------------------------
Index 500 Portfolio   Fidelity Management The Portfolio seeks investment results that correspond to
                      & Research Company. the total return of common stocks publicly traded in the
                                          United States, as represented by the Standard & Poor's
                                          Index (S&P 500).
-----------------------------------------------------------------------------------------------------
Contrafund Portfolio  Fidelity Management The Portfolio seeks long-term capital appreciation.
                      & Research Company.
-----------------------------------------------------------------------------------------------------
Asset Manager:        Fidelity Management The Portfolio seeks to maximize total return by allocating
Growth Portfolio      & Research Company. its assets among stocks, bonds, short-term instruments, and other investments.
-----------------------------------------------------------------------------------------------------
Growth and Income     Fidelity Management The Portfolio seeks high total return through a
Portfolio             & Research Company. combination of current income and capital appreciation.
-----------------------------------------------------------------------------------------------------
Balanced Portfolio    Fidelity Management The Portfolio seeks income and capital growth consistent
                      & Research Company. with reasonable risk.
-----------------------------------------------------------------------------------------------------
Growth Opportunities  Fidelity Management The Portfolio seeks to provide capital growth.
Portfolio             & Research Company.
-----------------------------------------------------------------------------------------------------
Mid Cap Portfolio     Fidelity Management The Portfolio seeks long-term growth of capital.
                      & Research Company.
-----------------------------------------------------------------------------------------------------


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is no assurance that any of the Funds will achieve its stated objective. For example, an investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds, which must accompany or precede this Prospectus.
You should read these prospectuses carefully and keep them for future reference.




Certain Payments We Receive with Regard to the Funds. An investment adviser (other than our affiliates MetLife Advisers and Met Investors Advisory), or a sub-adviser of a Fund or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Fund attributable to the Policies and certain other variable insurance products that we, and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .15%.



Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

  .   eliminate or combine one or more Divisions;
  .   substitute one Division for another Division; or
  . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

  .   operated as a management company under the 1940 Act;
  . deregistered under that Act in the event such registration is no longer required; or
  .   combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
================================================================================

Policy Cash Value

The Cash Value of the Policy equals the sum of all values in the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Policy Cash Value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness.

Cash Value in Each Separate Account Division

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Home Office.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:

  .   the initial units purchased at the unit value on the Issue Date; plus
  .   units purchased with additional net premiums; plus
  .   units purchased via transfers from another Division or the Loan Account;
      minus
  .   units redeemed to pay for monthly deductions; minus
  .   units redeemed to pay for partial withdrawals; minus
  .   units redeemed as part of a transfer to another Division or the Loan
      Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

  . the value of the net assets of the Division at the end of the preceding Valuation Period; plus
  . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus
  . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
  . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
  . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; divided by
  . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
================================================================================

Death Benefit


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Home Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate. We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

  .   the death benefit (described below); plus
  .   any additional insurance provided by rider; minus
  .   any unpaid monthly deductions; minus
  .   any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Death Benefit Options

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:

  .   the current Face Amount of the Policy or, if greater,
  .   the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

  .   the current Face Amount plus the Cash Value of the Policy or, if greater,
  . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

Face Amount Increases. An Owner may increase Face Amount by submitting a written request and providing satisfactory evidence of insurability. In some Executive Programs, Face Amount may be determined by formula and provide increases without evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge".)

Settlement Options

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

Accelerated Death Benefits


We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding these riders or receiving accelerated death benefits are uncertain. An Owner should consult a tax advisor before adding these riders to his or her Policy or requesting a payment of accelerated death benefit.


Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value by sending a facsimile, written or online request to us. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. To effect a surrender, an Owner must return the Policy to our Home Office along with the request to surrender the Policy. Alternatively, the request must be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month. We will process each partial withdrawal at the unit values next determined after we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is $500. The minimum amount that can be withdrawn from any one Division is the lesser of $50 or the Policy's Cash Value in that Division. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Division bears to the unloaned Cash Value of the Policy). If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the Divisions. The following features apply to transfers under a Policy:


  . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Home Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

  . We will consider all transfer requests received on the same Valuation Day a single transfer request.
  . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
  . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts.




Frequent Transfers Among Divisions.   Frequent requests from Owners to transfer
cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of a Portfolio and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., Fidelity High Income Portfolio and Overseas Portfolio--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Funds under that Policy to be submitted in writing, by U.S. mail, with an original signature. If we impose any restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restriction. The Cash Value will not be affected by any gain or loss due to the transfer and your Cash Value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing. We apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies.



The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation nor the operational capacity to apply the frequent trading policies and procedures of the Funds.



In addition, Owners and other persons with interests in the Policies should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Funds.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Portfolio prospectuses for more details.


Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile, written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

  . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
  .   (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions on a pro-rata basis in the proportions that the portions of the Cash Value in each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions: (i) each Policy Anniversary;
(ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Home Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. The Owner of a Policy should seek competent advice before requesting a Policy loan.

Conversion Right to a Fixed Benefit Policy

An Owner may, upon written request convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, no evidence of insurability will be required. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

Under some Group Contracts the continuation of an Insured's coverage will depend upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class. If the Group Contract ends under this variation and there is another life insurance plan for which the Insured is eligible, then your Policy will cease upon such termination. In this event, we will pay the succeeding carrier the cash surrender value or you may elect in writing to take a paid-up insurance option using your cash surrender value as a single premium. The paid-up policy may be provided by your cash surrender value as a single premium. The paid-up policy may be provided by us or an affiliate of ours. If under your Group Contract the continuation of an Insured's coverage depends upon whether there is a successor plan of insurance upon termination of the Group Contract or eligibility within a rate class, and there is no such successor plan of insurance, then your Policy (including any death benefit thereunder) will cease.

We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums-Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including an Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

Telephone, Facsimile and Online Requests

In addition to written requests, we may accept telephone, facsimile, and e-mail or via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

  . We will employ reasonable procedures to confirm that instructions are genuine.
  . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
  . These procedures may include requiring forms of personal identification before acting upon instructions, providing written confirmation of transactions to the Owner, and/or tape recording telephone instructions received from the Owner.
  . We reserve the right to suspend telephone, facsimile and/or e-mail or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or online transactions or telephone inquiries may not always be possible. Any telephone, facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Home Office.

Policy Lapse and Reinstatement
================================================================================

Lapse

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
================================================================================

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume and (iv) our profit expectations.

Services and benefits we provide:

  .   the death benefit, cash and loan benefits under the Policy
  .   investment options, including premium allocations
  .   administration of elective options
  .   the distribution of reports to Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .   overhead and other expenses for providing services and benefits
  .   sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
  . that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.

                              Transaction Charges

Premium Expense Charge

Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") equal to 1% of the premium. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis. In lieu of an explicit charge, the premium expense charge may be imbedded in periodic charges.

Premium Tax Charge

Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location. In lieu of an explicit charge, the premium tax charge may be imbedded in periodic charges.

Partial Withdrawal Transaction Charge.


An Owner may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


Transfer Charge


After the first Policy Year, an Owner may transfer a portion of his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


                               Periodic Charges

Monthly Deduction

We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division on a pro rata basis in the proportions that a Policy's Cash Value in each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

  .   the cost of insurance charge;
  .   a monthly administrative charge;
  .   the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; less (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

Cost of Insurance Rates. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.

Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.

Monthly Administrative Charge. We assess a monthly administration charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The amount of this charge is set forth in the specifications pages of the Policy. The monthly charge may be higher for Group Contracts or other employer-sponsored programs: (i) with fewer than 1,000 employees; (ii) with any additional administrative costs; and (iii) that are offered as Executive Programs. In no event will the monthly administrative charge exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus.

  . Waiver of Monthly Deductions Rider. This rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction.

  . Children's Life Insurance Rider. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

  . Spouse's Life Insurance Rider. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the

     Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

  . Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge

We will deduct a daily charge from the Separate Account at a rate not to exceed ..0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge

We currently charge interest on Policy loans at an annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

Federal Taxes

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

                        Annual Fund Operating Expenses

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
================================================================================

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy


In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.



Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.


Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.



Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.




Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.



Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period before 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.



The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.




Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.



ADDITIONAL BENEFITS AND RIDERS
================================================================================

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

  .   Waiver of Monthly Deductions Rider
  .   Children's Life Insurance Rider
  .   Spouse's Life Insurance Rider
  .   Accelerated Death Benefit Settlement Option Rider

DISTRIBUTION OF THE POLICIES
================================================================================




We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), formerly known as General American Distributors, Inc., 22 Corporate Plaza Drive, Newport Beach, California 92660, for the distribution of the Policies. We pay amounts to Distributor for services provided that may be used for its operating and other expenses.



We and the Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the Policies. We pay commissions to broker-dealers for the sale of the Policies, and these broker-dealers compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. In addition, we may compensate representatives of Metropolitan Life Insurance Company for referrals and other consultants for services rendered.

Compensation Paid to Selling Firms


The maximum commissions payable to a broker-dealer are one of the following options:

                        Option FIRST YEAR RENEWAL YEARS
                        -------------------------------
                          1       A+B          a+b
                        -------------------------------
                          2       A+B          a+c
                        -------------------------------
                          3    A+ 1 +2+3        a

A = 18%of premiums that do not exceed the cost of insurance assessed during the first Policy Year.

B = 1%of premiums in excess of the cost of insurance assessed during the first
      Policy Year.

a = 18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.

b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.





c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.

1 =20% of the first Policy Year premiums received up to the planned annual premium, less the cost of insurance and monthly administrative charge and premium loads thereon assessed.

2 =2% of any unscheduled premiums received.

3 =1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.


We may use other twelve month periods starting with the Effective Date or other date to determine the periods on which commissions are paid other than Policy Year.





Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy or from the general account of the Company.



Sales Representatives of MetLife or its Affiliates



Our sales representatives and their managers (and the sales representatives and managers of our affiliates) also may be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by MetLife and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their employment or agent status with us and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the manager supervises. For some of our affiliates, managers may pay a portion of their compensation to their sales representatives.



Sales representatives and their managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



In addition to the payments listed above, MetLife makes certain payments to its business unit or the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

Receipt of the cash and non-cash compensation describe above may provide sales representatives and their managers with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.


The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP CONTRACT
================================================================================

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Home Office.

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner.

Termination


Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner or under some Group Contracts, cash surrender value would be paid to a succeeding carrier. New Policies will be issued as described in "Policy Benefits-Eligibility Change Conversion."


Right to Examine Group Contract

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.

Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

STATE VARIATIONS
================================================================================

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and statement of additional information provide a general description of the Policy. An Owner's actual policy and endorsements or riders are the controlling documents. An Owner should contact our Home Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
================================================================================


The Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.


FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information (SAI). Our financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

GLOSSARY
================================================================================

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

Home Office--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests-in writing, by telephone (1-800-685-0124) or facsimile (314-862-4502)-should be directed to the Home Office.

Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age as of the date the Policy is issued.

Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.

OBRA--Omnibus Budget Reconciliation Act of 1990.

Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (or the Commission)--The Securities and Exchange Commission.


Separate Account--Separate Account C, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

Valuation Date--Each day that the New York Stock Exchange is open for regular trading, except on the day after Thanksgiving when the Company is closed.

Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance
     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider
     Distribution of the Policies.....................................   8
     More Information About the Company...............................   9
        The Company
        Ratings
     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements
        Index to Financial Statements
     Appendix--Death Benefit Applicable Percentage Table.............. A-1

   To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Home Office.

   The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.





   MetLife Investors Distribution Company serves as the principal underwriter for the Policies. More information about MetLife Investors Distribution Company is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from the NASD describing its Public Disclosure Program.


Investment Company Act of 1940 Registration File No. 811-7982

                             SEPARATE ACCOUNT C OF
                        PARAGON LIFE INSURANCE COMPANY
                                 (Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                                  (Depositor)

                             190 Carondelet Plaza
                           St. Louis, Missouri 63105
                                (314) 862-2211

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Paragon Life Insurance Company ("Paragon") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


   This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated April 29, 2005, and the prospectuses for Fidelity Variable Insurance Products Fund. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.



   The date of this Statement of Additional Information is April 29, 2005.


   Underlying Funds Through:

                  Fidelity Variable Insurance Products Funds

[LOGO] Paragon Life
A MetLife /R/ Company

                                                              Fid Com SAI 60413

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


     Additional Policy Information....................................   3
        The Policy
        Claims of Creditors
        Incontestability
        Misstatement of Age
        Suicide Exclusion
        Assignment
        Beneficiary
        Changing Owner or Beneficiary
        Changing Death Benefit Options
        Determination of Cash Value in Each Separate Account Division
        Payment of Proceeds
        Delays in Payments We Make
        Cost of Insurance

     Additional Benefits and Riders...................................   7
        Waiver of Monthly Deductions Rider
        Children's Life Insurance Rider
        Spouse's Life Insurance Rider
        Accelerated Death Benefit Settlement Option Rider

     Distribution of the Policies.....................................   8

     More Information About the Company...............................   9
        The Company
        Ratings

     Other Information................................................  10
        Potential Conflicts of Interest
        Safekeeping of Separate Account Assets
        Records and Reports
        Legal Matters
        Experts
        Advertisements
        Additional Information
        Financial Statements

     APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.............. A-1

                         Additional Policy Information

The Policy

   The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

   We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

Claims of Creditors

   To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

   In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

   We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

Misstatement of Age

   If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

   Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Suicide Exclusion

   If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

   Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

Assignment

   An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Home Office. The Owner retains an ownership rights under the Policy that are not assigned.

   We will be bound by an assignment of a Policy only if:

  .   it is in writing;

  . the original instrument or a certified copy is filed with us at our Home Office; and

  .   we send an acknowledged copy to the Owner.

   We are not responsible for determining the validity of any assignment.

   Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

Beneficiary

   The Beneficiary (ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Changing Owner or Beneficiary

   The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax advisor before doing so.

Changing Death Benefit Options

   An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

   If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

   If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

Determination of Cash Value in Each Separate Account Division

   Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division multiplied by the

  . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

  . any net premium payments allocated to the Division during the current Valuation Period; plus

  . any loan repayments allocated to the Division during the current Valuation Period; plus

  . any amounts transferred to the Division from another Division during the current Valuation Period; plus

  . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

  . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; minus

  . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; minus

  . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

   The Net Investment Factor for each Division for a Valuation Period equals:

  .   the value of the assets at the end of the preceding Valuation Period; plus

  . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

  . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

  . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

  . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); divided by

  .   the value of the assets at the end of the preceding Valuation Period.

Payment of Proceeds

   Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

   Settlement Options. We generally will pay Policy benefits in a lump sum payment. By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option.

   The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

Delays in Payments We Make

   We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] requests, and or due proofs of death of the Insured. We may postpone such payments, however, whenever:

  . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

  .   the SEC by order permits postponement for the protection of Owners; or

  . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

   Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Cost of Insurance

   Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

   If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

   Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

   Net Amount at Risk. The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

   Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

   Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

                        Additional Benefits and Riders

   The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

   We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

Waiver of Monthly Deductions Rider

   This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

Children's Life Insurance Rider

   This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Home Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

Spouse's Life Insurance Rider

   This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Home Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

Accelerated Death Benefit Settlement Option Rider

   This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

   The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, less any Indebtedness and any term insurance added by other riders, plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.

   The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.

                         DISTRIBUTION OF THE POLICIES




   Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.



   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.



   MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 22 Corporate Plaza Drive, Newport Beach, California 92660. In December 2004 MetLife Investors Distribution Company, a Delaware corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company. Distributor is an indirect, wholly owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the NASD. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.



   Distributor (including its predecessor) received sales compensation with respect to the Policies in the Separate Account in the following amounts during the periods indicated:



                                                         Aggregate Amount of
                              Aggregate Amount of      Commissions Retained by
                              Commissions Paid to         Distributor after
Fiscal year                       Distributor         Payments to Selling Firms
--------------------------------------------------------------------------------
2004                                $17,995                      $0
--------------------------------------------------------------------------------
2003                                $17,327                      $0
--------------------------------------------------------------------------------
2002                                $17,456                      $0





   Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing and other expenses of distributing the contracts.





   We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

                      MORE INFORMATION ABOUT THE COMPANY

The Company

   Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri, and subject to regulation by the Missouri Division of Insurance. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies.

   We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropolitan Life Insurance Company, a New York insurance company.

Ratings

   We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. These ratings reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

                               Other Information

Potential Conflicts of Interest

   In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

   If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

Safekeeping of Separate Account Assets

   The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

Records and Reports

   We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

  . the current Cash Value, amounts in each Division of the Separate Account, Loan Account value

  .   the current Cash Surrender Value

  .   the current death benefit

  .   the current amount of any Indebtedness

  . any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

  .   any other information required by law

   We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

Legal Matters

   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the federal securities laws.

Experts




   The financial statements of the Company included in this SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (located at 100 South 4th Street, St. Louis, Missouri 63102), as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



   The financial statements of the Separate Account included in this SAI have been audited by Deloitte & Touche LLP, an independent registered public accounting firm (located at 100 South 4th Street, St. Louis, Missouri 63102), as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


Advertisements

   We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

   Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

Additional Information

   A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

Financial Statements

   The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                       APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                                 40.....    250%
                                 41.....    243
                                 42.....    236
                                 43.....    229
                                 44.....    222
                                 45.....    215
                                 46.....    209
                                 47.....    203
                                 48.....    197
                                 49.....    191
                                 50.....    185
                                 51.....    178
                                 52.....    171
                                 53.....    164
                                 54.....    157
                                 55.....    150
                                 56.....    146
                                 57.....    142
                                 58.....    138
                                 59.....    134
                                 60.....    130

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                            61..........    128%
                            62..........    126
                            63..........    124
                            64..........    122
                            65..........    120
                            66..........    119
                            67..........    118
                            68..........    117
                            69..........    116
                            70..........    115
                            71..........    113
                            72..........    111
                            73..........    109
                            74..........    107
                            75-90.......    105
                            91..........    104
                            92..........    103
                            93..........    102
                            94..........    101
                            95 or older.    100

   The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                        PARAGON LIFE INSURANCE COMPANY

                             Financial Statements
                              for the Years Ended
                       December 31, 2004, 2003, and 2002

                  (With Independent Auditors' Report Thereon)

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related statements of operations and comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2004 and 2003 and the results of its operations and its cash flows for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2005

                        PARAGON LIFE INSURANCE COMPANY

                                BALANCE SHEETS

                          December 31, 2004 and 2003
                 (in thousands of dollars, except share data)


                                                                2004     2003
                                                              -------- --------
                            Assets
 Fixed maturities, available for sale........................ $173,493 $143,775
 Policy loans................................................   24,193   24,022
 Cash and cash equivalents...................................    6,661   10,000
                                                              -------- --------
        Total cash and invested assets.......................  204,347  177,797
                                                              -------- --------
 Reinsurance receivables.....................................      690    3,613
 Deposits relating to reinsured policyholder account balances   16,565   20,264
 Accrued investment income...................................    2,880    2,654
 Deferred policy acquisition costs...........................   34,119   26,568
 Value of business acquired..................................   24,572   23,913
 Goodwill....................................................    3,184    3,184
 Fixed assets and leasehold improvements, net................    1,911    3,110
 Premiums due and accrued....................................    1,374       --
 Due from separate account...................................        9       --
 Other assets................................................      108      128
 Separate account assets.....................................  330,925  282,255
                                                              -------- --------
        Total assets......................................... $620,684 $543,486
                                                              ======== ========
             Liabilities and Stockholder's Equity
 Policyholder account balances............................... $168,918 $150,142
 Policy and contract claims..................................    2,155    3,009
 Federal income taxes payable................................      481    3,079
 Other liabilities and accrued expenses......................   19,235   20,182
 Payable to affiliates.......................................    4,238    2,465
 Due to separate account.....................................       --      587
 Deferred tax liability......................................   16,657   12,253
 Separate account liabilities................................  330,925  282,255
                                                              -------- --------
        Total liabilities....................................  542,609  473,972
                                                              -------- --------
 Stockholder's equity:
    Common stock, par value $150; 100,000 shares authorized;
      20,500 shares issued and outstanding...................    3,075    3,075
    Additional paid in capital...............................   42,532   42,532
    Accumulated other comprehensive income...................    6,256    4,859
    Retained earnings........................................   26,212   19,048
                                                              -------- --------
        Total stockholder's equity...........................   78,075   69,514
                                                              -------- --------
        Total liabilities and stockholder's equity........... $620,684 $543,486
                                                              ======== ========


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                 Years Ended December 31, 2004, 2003 and 2002
                           (in thousands of dollars)


                                                                    2004     2003     2002
                                                                  -------  -------  -------
Revenues:
   Policy contract charges....................................... $38,352  $28,783  $25,232
   Net investment income.........................................  11,797   10,598    9,410
   Commissions and expense allowances on reinsurance ceded.......   1,030      445      349
   Net realized investment (losses) gain.........................     (45)      51     (256)
                                                                  -------  -------  -------
       Total revenues............................................  51,134   39,877   34,735
                                                                  -------  -------  -------
Benefits and expenses:
   Policy benefits...............................................  10,875    7,236    6,789
   Interest credited to policyholder account balances............   7,995    6,854    6,588
   Commissions, net of capitalized costs.........................   1,945      820    1,036
   General and administration expenses, net of capitalized costs.  19,100   14,848   13,565
   Amortization of deferred policy acquisition costs.............   1,323     (377)    (501)
   Amortization of value of business acquired....................    (668)     490   (1,979)
                                                                  -------  -------  -------
       Total benefits and expenses...............................  40,570   29,871   25,498
                                                                  -------  -------  -------
       Income before federal income taxes........................  10,564   10,006    9,237
Federal income taxes.............................................   3,400    3,493    3,172
                                                                  -------  -------  -------
Net income.......................................................   7,164    6,513    6,065
Other comprehensive income.......................................   1,397      611    3,078
                                                                  -------  -------  -------
Comprehensive income............................................. $ 8,561  $ 7,124  $ 9,143
                                                                  =======  =======  =======


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                      STATEMENTS OF STOCKHOLDER'S EQUITY

                 Years Ended December 31, 2004, 2003 and 2002
                           (in thousands of dollars)


                                                  Accumulated
                                      Additional     other                  Total
                               Common  paid-in   comprehensive Retained stockholder's
                               Stock   capital      income     earnings    equity
                               ------ ---------- ------------- -------- -------------
Balance at January 1, 2002.... $3,075  $33,032      $1,170     $ 6,470     $43,747
   Capital contribution.......     --    9,500          --          --       9,500
   Net income.................     --       --          --       6,065       6,065
   Other comprehensive income.     --       --       3,078          --       3,078
                               ------  -------      ------     -------     -------
Balance at December 31, 2002..  3,075   42,532       4,248      12,535      62,390
   Net income.................     --       --          --       6,513       6,513
   Other comprehensive income.     --       --         611          --         611
                               ------  -------      ------     -------     -------
Balance at December 31, 2003..  3,075   42,532       4,859      19,048      69,514
   Net income.................     --       --          --       7,164       7,164
   Other comprehensive income.     --       --       1,397          --       1,397
                               ------  -------      ------     -------     -------
Balance at December 31, 2004.. $3,075  $42,532      $6,256     $26,212     $78,075
                               ======  =======      ======     =======     =======


                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                           STATEMENTS OF CASH FLOWS

                 Years Ended December 31, 2004, 2003 and 2002
                           (in thousands of dollars)


                                                                                 2004      2003      2002
                                                                               --------  --------  --------
Cash flows from operating activities:
   Net income................................................................. $  7,164  $  6,513  $  6,065
   Adjustments to reconcile net income to net cash provided by (used in)
     operating activities:
       Deferred tax expense...................................................    3,652       721     2,021
       Policy acquisition costs deferred......................................   (9,449)   (8,368)   (6,988)
       Amortization of deferred policy acquisition costs......................    1,323      (377)     (501)
       Amortization of value of business acquired.............................     (668)      490    (1,979)
       Amortization of goodwill...............................................       --        --        --
       Interest credited to policyholder accounts.............................    7,995     6,854     6,588
       (Accretion) amortization of net investments............................     (218)     (329)     (438)
       Net loss/(gain) on sales and calls of investments......................       45       (51)      256
       Change in:
          Reinsurance receivables.............................................    2,923    (3,237)      324
          Deposits relating to reinsured policyholder account balances........    3,699    (9,200)   (3,514)
          Accrued investment income...........................................     (226)     (175)     (377)
          Federal income taxes payable........................................   (2,598)    1,810     1,040
          Depreciation and amortization expense...............................    1,201     1,224     1,094
          Other assets........................................................       18      (509)   (1,340)
          Policy and contract claims..........................................     (854)      732     1,171
          Other liabilities and accrued expenses..............................     (947)    6,409     8,879
          Payable to affiliates...............................................    1,773     1,317    (1,607)
          Company ownership of separate account...............................       --        --         5
          Premiums due and accrued............................................   (1,374)       --        --
          Due to (from) separate account......................................     (596)      150       (18)
                                                                               --------  --------  --------
Net cash provided by operating activities.....................................   12,863     3,974    10,681
                                                                               --------  --------  --------
Cash flows from investing activities:
   Purchases of fixed maturities..............................................  (43,285)  (46,622)  (43,612)
   Sales, maturities and repayments of fixed maturities.......................   16,473    23,791    16,450
   (Increase)/decrease in policy loans, net...................................     (171)      469    (1,085)
                                                                               --------  --------  --------
Net cash used in investing activities.........................................  (26,983)  (22,362)  (28,247)
                                                                               --------  --------  --------
Cash flows from financing activities:
   Capital contribution.......................................................       --        --     9,500
   Policyholder account balances:
       Deposits...............................................................   90,235    62,525    29,715
       Withdrawals............................................................  (79,454)  (42,115)  (29,907)
                                                                               --------  --------  --------
Net cash provided by financing activities.....................................   10,781    20,410     9,308
                                                                               --------  --------  --------
Net (decrease)/increase in cash and cash equivalents..........................   (3,339)    2,022    (8,258)
Cash and cash equivalents at beginning of year................................   10,000     7,978    16,236
                                                                               --------  --------  --------
Cash and cash equivalents at end of year...................................... $  6,661  $ 10,000  $  7,978
                                                                               ========  ========  ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes................................................. $     --  $    962  $    110
                                                                               ========  ========  ========

                See accompanying notes to financial statements

                        PARAGON LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly-owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). General American's parent, GenAmerica Financial Corporation is as a wholly-owned stock subsidiary of Metropolitan Life Insurance Company ("Met-Life"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in all states including the District of Columbia.

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgments underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period, and are recognized when due. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Expenses related to policy benefits include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the fixed maturities impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost;
(ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

                        PARAGON LIFE INSURANCE COMPANY

   Investment securities are accounted for at fair value. At December 31, 2004 and 2003, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and federal income taxes, reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.



   Investment securities are adjusted for impairments in value when deemed to be other than temporary. These adjustments are recorded as realized investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method. All security transactions are recorded on a trade date basis.


   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   Goodwill represents the excess of cost over the fair value of net assets acquired. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standard ("SFAS") No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized, but tested for impairment at least annually to determine if a write down of the carrying value of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 20 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates ranged from 4.0% to 5.5% in 2004, 2003 and 2002. The actual crediting rate ranged from 5.1% to 5.6% in 2004, 5.6% in 2003, and 5.6% to 6.1% in 2002.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial

                        PARAGON LIFE INSURANCE COMPANY
statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance would be established to reduce deferred income tax assets, if it is more likely than not that a deferred tax asset will not be realized.

   The Company will file a consolidated federal income tax return with General American Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfer funds relating to policyholder account balances have been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs


   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such cost, the aforementioned factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in charges to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Policy acquisition costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting are deferred and amortized with interest over the expected life of the contract.


   Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

                        PARAGON LIFE INSURANCE COMPANY

  (i) Separate Account Business

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held on separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulted from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. The adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.


   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges and totaled $2,310, $1,851 and $1,680 for the years ended December 31, 2004, 2003, and 2002, respectively.


  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

   Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

   Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

   Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

   Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   Cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with maturities of 90 days or less at the date of acquisition.

  (l) Fixed Assets, Leasehold Improvements

   Fixed assets and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from five to ten years for leasehold improvements and three to

                        PARAGON LIFE INSURANCE COMPANY
fifteen years for all other fixed assets, which include data processing equipment and furniture and equipment. Accumulated depreciation and amortization of fixed assets and leasehold improvements was $932 and $652 at December 31, 2004 and 2003, respectively. Related depreciation and amortization expense was $280, $276 and $229 for the years ended December 31, 2004, 2003 and 2002, respectively.


   Computer software, which is included in fixed assets and leasehold improvements, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $4,470 and $3,549 at December 31, 2004 and 2003, respectively. Related amortization expense was $921, $948 and $865 for the years ended December 31, 2004, 2003 and 2002, respectively.

  (m) New Accounting Pronouncements


   In December 2004, the FASB issued SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's financial statements at the date of adoption.



   In May 2004, the FASB issued FASB Staff Position ("FSP") No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernizaiton Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company participates in a post retirement plan sponsored by MetLife Inc. that provides a prescription drug benefit. MetLife Inc. expects to receive subsidies on prescription drug benenfits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernizaiton Act of 2003 based on the MetLife Inc.'s determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, the MetLife Inc. adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. The postretirement benefit expense allocated to the Company was not significantly impacted.


   In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment

                        PARAGON LIFE INSURANCE COMPANY
impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to the issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its financial statements.

   Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. The adoption of SOP 03-1 did not have a significant impact on the Company's financial statements. In June 2004, the FASB released FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its financial statements.

   In December, 2003, the Financial Accounting Standards Board ("FASB") revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132 (r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on
December 31, 2003 did not have a significant impact on its financial statements since it only addresses revised disclosure requirements.

   In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 clarifies the accounting for certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as a liability or, in certain circumstances, an asset. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's financial statements.

   In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a material impact on its financial statements.

   During 2003, the Company adopted FASB Interpretation No. 46 Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)"). A variable interest entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests formerly considered special purpose entities ("SPEs") including interests in asset-backed securities and collateralized debt obligations. In accordance with the provisions in FIN 46(r), the Company has elected to defer until March 31, 2004 the consolidation of interests in

                        PARAGON LIFE INSURANCE COMPANY

VIEs for non SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs.


   In December 2002, FASB issued SFAS No. 148, Accounting for Stock-Based Compensation--Transition and Disclosure, an amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years ending and for financial reports containing condensed financial statements for interim periods beginning after December 15, 2002 and the Company does not believe the adoption of SFAS 148 will have a material impact on the Company's financial statements.


   Effective January 1, 2003, the Company adopted FIN No. 45, Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements.


   Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with exit or disposal activities be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). The adoption of SFAS 146 did not have a material impact on the Company's financial statements.


   Effective January 1, 2003 the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued

                        PARAGON LIFE INSURANCE COMPANY
operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. The adoption of SFAS 144 by the Company on January 1, 2002 did not have a material impact on the Company's financial statements.

  (n) Reclassifications

   Where appropriate, the prior year financial information has been reclassified to conform with the current year's presentation.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2004 and 2003 are as follows:

                                                         2004
                                      ------------------------------------------
                                                  Gross      Gross
                                      Amortized unrealized unrealized Estimated
                                        cost      gains      losses   fair value
                                      --------- ---------- ---------- ----------
U.S. Treasury securities............. $ 13,803   $   242      $ 29     $ 14,016
Corporate securities.................   89,011    10,313        --       99,324
Foreign Corporate securities.........   19,034     1,528        27       20,535
Foreign Government securities........      497        58        --          555
Mortgage-backed securities...........   22,966     1,165        --       24,131
Asset-backed securities..............    2,000         1        --        2,001
Commercial Mortgage-backed securities    8,893        76        31        8,938
State and Political subdivisions.....    3,907        86        --        3,993
                                      --------   -------      ----     --------
                                      $160,111   $13,469      $ 87     $173,493
                                      ========   =======      ====     ========

                                                         2003
                                      ------------------------------------------
                                                  Gross      Gross
                                      Amortized unrealized unrealized Estimated
                                        cost      gains      losses   fair value
                                      --------- ---------- ---------- ----------
U.S. Treasury securities............. $  4,514   $   330      $ --     $  4,844
Corporate securities.................   83,899     8,079       310       91,668
Foreign Corporate securities.........   18,330     2,047       103       20,274
Foreign Government securities........      496        50        --          546
Mortgage-backed securities...........   18,070       696        42       18,724
Asset-backed securities..............    2,000        --         3        1,997
Commercial Mortgage-backed securities    2,014        --        11        2,003
State and Political subdivisions.....    3,803        --        84        3,719
                                      --------   -------      ----     --------
                                      $133,126   $11,202      $553     $143,775
                                      ========   =======      ====     ========

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $5,993 and $3,481 at December 31, 2004 and 2003, respectively. These securities had net unrealized gains of $214 and $229 at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were $100 and $0 at December 31, 2004 and 2003, respectively.

                        PARAGON LIFE INSURANCE COMPANY

   The amortized cost and estimated fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      cost    Fair value
                                                    --------- ----------
        Due in one year or less.................... $  1,629   $  1,657
        Due after one year through five years......   13,651     14,544
        Due after five years through ten years.....   34,685     36,889
        Due after ten years........................   76,287     85,333
        Mortgage-backed and Asset-backed securities   33,859     35,070
                                                    --------   --------
                                                    $160,111   $173,493
                                                    ========   ========


   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentrations of credit risk in its fixed maturities portfolio.



   Proceeds from sales of fixed maturities and equity securities during 2004, 2003 and 2002 were $10,395, $10,460, and $12,287, respectively. Gross gains of $113 and gross (losses) of $(158) were realized on those sales in 2004. Gross gains of $254 and gross (losses) of $(203) were realized on those sales in 2003. Gross gains of $518 and gross (losses) of $(9) were realized on those sales in 2002. There were no write-downs of investment securities in 2004 or 2003. Gross investment losses exclude write-downs recorded during 2002 for other than temporarily impaired available for-sale securities of $765.


   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position for the periods summarized below as of December 31, 2004 and 2003:

                                                                    2004
                                      ----------------------------------------------------------------
                                       Less than 12 months    12 months or more           Total
                                      --------------------  --------------------  --------------------
                                                   Gross                 Gross                 Gross
                                      Estimated  unrealized Estimated  unrealized Estimated  unrealized
Sector                                fair value    loss    fair value   losses   fair value   losses
------                                ---------- ---------- ---------- ---------- ---------- ----------
U.S. Treasury securities.............  $ 5,204     $ (29)     $   --     $  --     $ 5,204     $ (29)
Foreign Corporate securities.........    3,073       (27)         --        --       3,073       (27)
Commercial Mortgage-backed securities    1,808       (31)         --        --       1,808       (31)
                                       -------     -----      ------     -----     -------     -----
                                       $10,085     $ (87)     $   --     $  --     $10,085     $ (87)
                                       =======     =====      ======     =====     =======     =====
                                                                    2003
                                      ----------------------------------------------------------------
                                       Less than 12 months    12 months or more           Total
                                      --------------------  --------------------  --------------------
                                                   Gross                 Gross                 Gross
                                      Estimated  unrealized Estimated  unrealized Estimated  unrealized
Sector                                fair value    loss    fair value   losses   fair value   losses
------                                ---------- ---------- ---------- ---------- ---------- ----------
Corporate securities.................  $16,407     $(227)     $1,830     $ (83)    $18,237     $(310)
Foreign Corporate securities.........    5,858      (103)         --        --       5,858      (103)
Mortgage-backed securities...........    6,956       (42)         --        --       6,956       (42)
Asset-backed securities..............    1,997        (3)         --        --       1,997        (3)
Commercial Mortgage-backed securities    2,003       (11)         --        --       2,003       (11)
State and Political subdivisions.....    3,719       (84)         --        --       3,719       (84)
                                       -------     -----      ------     -----     -------     -----
                                       $36,940     $(470)     $1,830     $ (83)    $38,770     $(553)
                                       =======     =====      ======     =====     =======     =====

                        PARAGON LIFE INSURANCE COMPANY

   The sources of net investment income follow:

                                               2004     2003    2002
                                             -------  -------  ------
         Fixed maturities available for sale $ 9,953  $ 8,847  $7,542
         Equity securities..................      19       10      38
         Policy loans.......................   1,836    1,743   1,805
         Short-term investments.............     129      127     129
                                             -------  -------  ------
                                              11,937   10,727   9,514
         Investment expenses................    (140)    (129)   (104)
                                             -------  -------  ------
         Net investment income.............. $11,797  $10,598  $9,410
                                             =======  =======  ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                 2004     2003     2002
                                               -------  -------  -------
       Unrealized appreciation (depreciation):
          Fixed maturities available for sale. $13,382  $10,649  $ 9,289
          Deferred policy acquisition costs...    (904)    (329)    (111)
          VOBA................................  (2,854)  (2,845)  (2,643)
       Related deferred income tax effect.....  (3,368)  (2,616)  (2,287)
                                               -------  -------  -------
       Net unrealized appreciation............ $ 6,256  $ 4,859  $ 4,248
                                               =======  =======  =======

   The Company has fixed maturities available for sale on deposit with various state insurance departments with a fair market value of $3,632 and $3,475 at December 31, 2004 and 2003, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2004 and 2003.


                                                                Estimated
                                                       Carrying   Fair
                                                        Value     Value
                                                       -------- ---------
      December 31, 2004:
         Assets
             Cash and cash equivalents................ $  6,661    6,661
             Fixed maturities, available for sale.....  173,493  173,493
             Policy loans.............................   24,193   24,193
             Separate account assets..................  330,925  330,925
         Liabilities
             Policyholder account balances............  168,918  168,918
      December 31, 2003:
         Assets
             Cash and cash equivalents................ $ 10,000   10,000
             Fixed maturities, available for sale.....  143,775  143,775
             Policy loans.............................   24,022   24,022
             Separate account assets..................  282,255  282,255
         Liabilities
             Policyholder account balances............  150,142  150,142

                          PARAGON SEPARATE ACCOUNT B

(4) Reinsurance


   The Company participates in reinsurance activities in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. The Company sets a maximum retention amount ($100 for all new cases after January 1, 2002 and $50 for all existing cases as of December 31, 2001) to help reduce the loss on any single policy. The Company primarily reinsures its business with affiliates. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics.


   Premiums and related reinsurance amounts as of and for the years ended December 31, 2004, 2003 and 2002 as they relate to transactions with affiliates are summarized as follows:


                                                    2004    2003    2002
                                                  -------  ------- -------
     Reinsurance transactions with affiliates:
        Premiums for reinsurance ceded........... $53,929  $38,142 $28,670
        Policy benefits ceded....................  48,693   30,708  20,409
        Commissions and expense allowances ceded.   1,030      445     349
        Reinsurance receivables..................     690    3,613     376
        Reinsurance experience adjustment........  (2,357)   6,047   3,447


   Under a new treaty placed in 2002, annual cash settlements are subject to an experience adjustment. The experience adjustment represents the inception-to-date variance between ceded premiums and actual ceded claims as specified by the treaty. The experience adjustment is recorded as a deposit relating to reinsured policyholder account balances or in other liabilities and accrued expenses in the Company's financial statements and is not recognized in earnings, unless actual experience demonstrates that long term morality assumptions used in the initial treaty are no longer appropriate.

   Ceded premiums and benefits to non-affiliates for 2004, 2003 and 2002 were insignificant.

(5) Deferred Policy Acquisition Costs and Value of Business Acquired

   A summary of the policy acquisition costs deferred and amortized is as follows:


                                                          2004     2003     2002
                                                        -------  -------  -------
Balance at beginning of year........................... $26,568  $18,041  $10,592
Policy acquisition costs deferred......................   9,449    8,368    6,988
Policy acquisition costs amortized.....................  (1,323)     377      501
Deferred policy acquisition costs relating to change in
  unrealized gain on investments available for sale....    (575)    (218)     (40)
                                                        -------  -------  -------
Balance at end of year................................. $34,119  $26,568  $18,041
                                                        =======  =======  =======


   A summary of the VOBA deferred and amortized is as follows:


                                                    2004     2003     2002
                                                  -------  -------  -------
    Balance at beginning of year................. $23,913  $24,606  $23,041
    VOBA amortized...............................     668     (490)   1,979
    VOBA relating to change in unrealized gain on
      investments available for sale.............      (9)    (203)    (414)
                                                  -------  -------  -------
    Balance at end of year....................... $24,572  $23,913  $24,606
                                                  =======  =======  =======

                        PARAGON LIFE INSURANCE COMPANY

   The estimated future amortization expense for VOBA is $850 in 2005, $885 in 2006, $915 in 2007, $1,095 in 2008 and $1,151 in 2009.

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                            2004    2003   2002
                                           ------  ------ ------
                Current tax expense....... $ (252) $2,772 $1,151
                Deferred tax expense......  3,652     721  2,021
                                           ------  ------ ------
                Provision for income taxes $3,400  $3,493 $3,172
                                           ======  ====== ======

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                             2004    2003    2002
                                            ------  ------  ------
            Computed "expected" tax expense $3,697  $3,502  $3,233
            Other, net.....................   (297)     (9)    (61)
                                            ------  ------  ------
            Provision for income taxes..... $3,400  $3,493  $3,172
                                            ======  ======  ======

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2004 and 2003 are presented below:


                                                     2004    2003
                                                    ------- -------
            Deferred tax assets:
               Policy and contract liabilities..... $   292 $   330
               Purchase adjustment.................     156   1,087
               Capital loss carryforwards..........   2,085     915
               Reinsurance experience adjustment...   2,046   3,071
               Other, net..........................      --     115
                                                    ------- -------
            Total deferred tax assets..............   4,579   5,518
                                                    ------- -------
            Deferred tax liabilities:
               Unrealized gain on investments, net.   3,368   2,616
               VOBA................................   9,597   9,363
               Deferred policy acquisition costs...   8,208   5,792
               Other, net..........................      63      --
                                                    ------- -------
            Total deferred tax liabilities.........  21,236  17,771
                                                    ------- -------
            Net deferred tax liabilities........... $16,657 $12,253
                                                    ======= =======



   The Company has capital loss carryforwards of $3,782 at December 31, 2004, which will expire between 2005 and 2009. The Company has net operating losses of $2,140 which will expire in 2019. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets.

                        PARAGON LIFE INSURANCE COMPANY

   The Company has been audited by the Internal Revenue Service for the year through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from MetLife and General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2004, 2003 and 2002 were $6,975, $2,834 and $3,512, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by MetLife and General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

   In 2002 the Company received $9,500 in additional paid in capital from General American. This additional capital was necessary in order to become licensed in the State of New York. Paragon became licensed in the State of New York on October 8, 2002.

(8) Associate Incentive Plan


   The Company participates in a noncontributory defined benefit pension plan sponsored by MetLife, Inc. covering substantially all employees. The Company has no legal obligation for benefits under this plan and receives no separately identified charges from MetLife.


   The Company provides certain other postretirement benefits to retired employees through a plan sponsored by MetLife, Inc. The Company has no legal obligation for benefits under this plan and receives no separately identified charges from MetLife.

   MetLife, Inc. sponsors a Savings and Investment Plan for substantially all employees under which it matches a portion of employee contributions. Total expense to the Company for the incentive plan was $214, $178 and $161 for 2004, 2003 and 2002, respectively.

(9) Statutory Financial Information

   The Company is required to file annual statements with various state insurance regulatory authorities on a statutory basis.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which standardized regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri Department of Insurance requires application of the Codification, with certain modifications, for the preparation of statutory financial statements. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.


   The stockholder's equity (capital and surplus) and net income of the Company at December 31, 2004, 2003 and 2002, as determined using statutory accounting practices, is summarized as follows:



                                                          2004    2003    2002
                                                        -------  ------- -------
Statutory surplus as reported to regulatory authorities $21,783  $23,272 $19,528
Net income as reported to regulatory authorities....... $(2,431) $ 4,013 $ 1,650

                        PARAGON LIFE INSURANCE COMPANY

(10) Dividend Restrictions

   Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that could have been paid by Paragon during 2004 without prior notice or approval was $2,178. Paragon did not pay dividends in 2004, 2003 and 2002.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2004, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

   The Company leases certain equipment under non-cancelable leases, the majority of which expire in 2007. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                                2005............ $  397
                                2006............    397
                                2007............    293
                                                 ------
                                                 $1,087
                                                 ======

   Rent expense totaled $336, $355 and $459 in 2004, 2003 and 2002, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which could have a material adverse effect on its future operations.

   In addition, MetLife indemnifies its directors and officers as provided in its charters and by-laws. Also, MetLife indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into was insignificant. The Company's recorded liability at December 31, 2004, 2003 and 2002 for indemnities, guarantees and commitments provided to third parties prior to January 1, 2003 was insignificant.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2004, 2003 and 2002:

                                                                      2004
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........   $2,688    $  (940)   $1,748
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (584)       204      (380)
Plus: reclassification adjustment for losses realized in
  net income............................................       45        (16)       29
                                                           ------    -------    ------
Other comprehensive income..............................    2,149       (752)    1,397
                                                           ======    =======    ======

                                                                      2003
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........   $1,411    $  (493)   $  918
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (421)       147      (274)
Plus: reclassification adjustment for gains realized in
  net income............................................      (51)        18       (33)
                                                           ------    -------    ------
Other comprehensive income..............................      939       (328)      611
                                                           ======    =======    ======

                                                                      2002
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........   $4,935    $(1,727)   $3,208
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (454)       158      (296)
Plus: reclassification adjustment for losses realized in
  net income............................................      256        (90)      166
                                                           ------    -------    ------
Other comprehensive income..............................    4,737     (1,659)    3,078
                                                           ======    =======    ======

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Paragon Life Insurance Company and Policyholders of Separate Account C





   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth & Income, Growth Opportunities, Balanced and Mid Cap Fund Divisions (the "Funds") of Paragon Separate Account C as of December 31, 2004, the related statements of operations and changes in net assets for each of the years in the three-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account C. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



   We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.



   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Paragon Separate Account C as of December 31, 2004, the results of their operations and changes in their net assets for each of the years in the three-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/  DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 15, 2005

                          PARAGON SEPARATE ACCOUNT C

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2004


                                                                      Money        High
                                                                      Market      Income     Growth      Equity-     Overseas
                                                                       Fund        Fund       Fund     Income Fund     Fund
                                                                     Division    Division   Division    Division     Division
                                                                    ----------  ---------  ---------  ------------- ---------
Net Assets:
   Investments in Fidelity Investments Variable Insurance Product
    Fund at Market Value (See Schedule of Investments)............. $1,482,671  1,758,221  9,109,494    4,860,824   3,653,824
   Receivable from (Payable to) Paragon Life Insurance Company.....         20        164        614          537         194
                                                                    ----------  ---------  ---------    ---------   ---------
      Total Net Assets............................................. $1,482,691  1,758,385  9,110,108    4,861,361   3,654,018
                                                                    ==========  =========  =========    =========   =========
Net Assets, representing:
   Equity of Contract Owners....................................... $1,482,700  1,758,390  9,110,102    4,861,367   3,654,024
   Equity of Paragon Life Insurance................................         (9)        (5)         6           (6)         (6)
                                                                    ----------  ---------  ---------    ---------   ---------
                                                                    $1,482,691  1,758,385  9,110,108    4,861,361   3,654,018
                                                                    ==========  =========  =========    =========   =========
Total Units Held...................................................  1,027,534     98,462    166,824      109,537     137,379
Unit Value......................................................... $     1.44      17.86      54.61        44.38       26.60
Cost of Investments................................................ $1,482,671  1,913,147  9,634,473    4,163,608   3,411,943
                                                                    ==========  =========  =========    =========   =========

                                                                                  Asset
                                                                                 Manager    Growth &     Growth
                                                                    Contrafund    Growth     Income   Opportunities  Balanced
                                                                       Fund        Fund       Fund        Fund         Fund
                                                                     Division    Division   Division    Division     Division
                                                                    ----------  ---------  ---------  ------------- ---------
Net Assets:
   Investments in Fidelity Investments Variable Insurance Product
    Fund at Market Value (See Schedule of Investments)............. $5,089,907  1,286,248  1,035,997      498,178     580,524
   (Payable to) Receivable from Paragon Life Insurance Company.....       (774)      (768)      (121)        (328)       (366)
                                                                    ----------  ---------  ---------    ---------   ---------
      Total Net Assets............................................. $5,089,133  1,285,480  1,035,876      497,850     580,158
                                                                    ==========  =========  =========    =========   =========
Net Assets, representing:
   Equity of Contract Owners....................................... $5,089,164  1,285,471  1,035,872      497,847     580,157
   Equity of Paragon Life Insurance................................        (31)         9          4            3           1
                                                                    ----------  ---------  ---------    ---------   ---------
                                                                    $5,089,133  1,285,480  1,035,876      497,850     580,158
                                                                    ==========  =========  =========    =========   =========
Total Units Held...................................................    146,429     62,567     62,670       27,188      31,995
Unit Value......................................................... $    34.76      20.55      16.53        18.31       18.13
Cost of Investments................................................ $4,124,507  1,299,233    974,484      488,608     545,247
                                                                    ==========  =========  =========    =========   =========

                                                                    Investment
                                                                      Grade     Asset      Index
                                                                       Bond    Manager      500
                                                                       Fund      Fund       Fund
                                                                     Division  Division   Division
                                                                    ---------- --------- ---------
Net Assets:
   Investments in Fidelity Investments Variable Insurance Product
    Fund at Market Value (See Schedule of Investments)............. 2,773,238  3,814,788 6,366,535
   Receivable from (Payable to) Paragon Life Insurance Company.....      (676)     4,530      (497)
                                                                    ---------  --------- ---------
      Total Net Assets............................................. 2,772,562  3,819,318 6,366,038
                                                                    =========  ========= =========
Net Assets, representing:
   Equity of Contract Owners....................................... 2,772,569  3,819,318 6,366,047
   Equity of Paragon Life Insurance................................        (7)        --        (9)
                                                                    ---------  --------- ---------
                                                                    2,772,562  3,819,318 6,366,038
                                                                    =========  ========= =========
Total Units Held...................................................   128,719    133,067    40,059
Unit Value.........................................................     21.54      28.70    158.92
Cost of Investments................................................ 2,706,646  3,810,941 5,551,431
                                                                    =========  ========= =========



                                                                     Mid Cap
                                                                       Fund
                                                                     Division
                                                                    ----------
Net Assets:
   Investments in Fidelity Investments Variable Insurance Product
    Fund at Market Value (See Schedule of Investments)............. 3,578,025
   (Payable to) Receivable from Paragon Life Insurance Company.....       150
                                                                    ---------
      Total Net Assets............................................. 3,578,175
                                                                    =========
Net Assets, representing:
   Equity of Contract Owners....................................... 3,578,224
   Equity of Paragon Life Insurance................................       (49)
                                                                    ---------
                                                                    3,578,175
                                                                    =========
Total Units Held...................................................   120,161
Unit Value.........................................................     29.78
Cost of Investments................................................ 2,538,084
                                                                    =========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                           STATEMENTS OF OPERATIONS

             For the Years ended December 31, 2004, 2003 and 2002

                                Money Market Fund Division        High Income Fund Division          Growth Fund Division
                            ----------------------------------  ----------------------------  ---------------------------------
                               2004        2003        2002       2004      2003      2002       2004       2003        2002
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
Investment Income:
   Dividend Income......... $   17,977      17,057      22,247   129,826    97,058   125,722     23,673      20,435      20,583
Expenses:
   Mortality and Expense
    Charge.................     11,290      12,878       9,993    12,214    10,511     8,883     66,925      58,396      61,356
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
     Net Investment
       Income (Expense)....      6,687       4,179      12,254   117,611    86,547   116,839    (43,252)    (37,961)    (40,773)
Net Realized Gain (Loss)
 on Investments:
   Realized Gain from
    Distributions..........         --          --          --        --        --        --         --          --          --
   Proceeds from Sales.....  1,337,400     852,112     926,360   306,828   293,740   352,664  1,755,195   1,332,856   1,415,636
   Cost of Investments
    Sold...................  1,337,400     852,112     926,360   356,884   392,721   564,107  1,931,595   1,804,505   1,932,960
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
     Net Realized (Loss)
       Gain on
       Investments.........         --          --          --   (50,055)  (98,981) (211,443)  (176,400)   (471,649)   (517,324)
Net Unrealized Gain
 (Loss) on Investments:
   Unrealized (Loss)
    Gain Beginning of
    Year...................         --          --          --  (227,648) (560,227) (684,209)  (982,152) (3,690,471) (1,183,816)
   Unrealized (Loss)
    Gain End of Year.......         --          --          --  (154,926) (227,648) (560,227)  (524,979)   (982,152) (3,690,471)
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
   Net Unrealized Gain
    (Loss) on Investments..         --          --          --    72,722   332,579   123,982    457,173   2,708,319  (2,506,655)
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
     Net Gain (Loss) on
       Investments.........         --          --          --    22,667   233,598   (87,461)   280,773   2,236,670  (3,023,979)
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
Increase(Decrease) in
 Net Assets Resulting
 from Operations........... $    6,687       4,179      12,254   140,278   320,145    29,378    237,521   2,198,709  (3,064,752)
                            ==========  ==========  ==========  ========  ========  ========  =========  ==========  ==========

                                                                    Investment Grade Bond
                                  Overseas Fund Division                Fund Division            Asset Manager Fund Division
                            ----------------------------------  ----------------------------  ---------------------------------
                               2004        2003        2002       2004      2003      2002       2004       2003        2002
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
Investment Income:
   Dividend Income......... $   36,766      18,341      17,612   146,436   112,100    56,823     97,229     118,468     122,945
Expenses:
   Mortality and Expense
    Charge.................     24,843      17,368      16,897    18,912    18,832    13,124     27,554      24,825      23,953
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
     Net Investment
       Income..............     11,923         973         715   127,524    93,268    43,699     69,675      93,643      98,992
Net Realized Gain (Loss)
 on Investmenets
   Realized Gain from
    Distributions..........         --          --          --    26,460    10,036        --         --          --          --
   Proceeds from Sales.....    544,927     392,378     453,284   469,039   909,934   296,854    618,962     630,808     487,549
   Cost of Investments
    Sold...................    570,163     545,532     666,858   463,037   870,028   283,844    642,731     736,568     584,503
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
     Net Realized (Loss)
       Gain on
       Investments.........    (25,236)   (153,154)   (213,574)   32,462    49,942    13,010    (23,769)   (105,760)    (96,954)
Net Unrealized Gain
 (Loss) on Investments:
   Unrealized (Loss)
    Gain Beginning of
    Year...................   (173,178) (1,202,570)   (893,179)  133,715   174,994    63,322   (121,492)   (656,902)   (332,515)
   Unrealized (Loss)
    Gain End of Year.......    241,881    (173,178) (1,202,570)   66,592   133,715   174,994      3,847    (121,492)   (656,902)
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
   Net Unrealized Gain
    (Loss) on Investments..    415,059   1,029,392    (309,391)  (67,123)  (41,279)  111,672    125,339     535,410    (324,387)
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
     Net Gain (Loss) on
       Investments.........    389,823     876,238    (522,965)  (34,661)    8,663   124,682    101,570     429,650    (421,341)
                            ----------  ----------  ----------  --------  --------  --------  ---------  ----------  ----------
Increase(Decrease) in
 Net Assets Resulting
 from Operations........... $  401,746     877,211    (522,250)  928,613   101,931   168,381    171,245     523,293    (322,349)
                            ==========  ==========  ==========  ========  ========  ========  =========  ==========  ==========

                              Equity-Income Fund Division
                            -------------------------------
                              2004       2003       2002
                            --------- ---------  ----------
Investment Income:
   Dividend Income.........    68,086    66,031      72,311
Expenses:
   Mortality and Expense
    Charge.................    33,702    26,653      28,854
                            --------- ---------  ----------
     Net Investment
       Income (Expense)....    34,384    39,378      43,457
Net Realized Gain (Loss)
 on Investments:
   Realized Gain from
    Distributions..........    16,265        --      85,274
   Proceeds from Sales.....   876,916   832,678     835,823
   Cost of Investments
    Sold...................   805,204   930,158     940,355
                            --------- ---------  ----------
     Net Realized (Loss)
       Gain on
       Investments.........    87,977   (97,480)    (19,258)
Net Unrealized Gain
 (Loss) on Investments:
   Unrealized (Loss)
    Gain Beginning of
    Year...................   351,668  (699,723)     79,595
   Unrealized (Loss)
    Gain End of Year.......   697,216   351,668    (699,723)
                            --------- ---------  ----------
   Net Unrealized Gain
    (Loss) on Investments..   345,548 1,051,391    (779,318)
                            --------- ---------  ----------
     Net Gain (Loss) on
       Investments.........   433,525   953,911    (798,576)
                            --------- ---------  ----------
Increase(Decrease) in
 Net Assets Resulting
 from Operations...........   467,909   993,289    (755,119)
                            ========= =========  ==========


                                Index 500 Fund Division
                            -------------------------------
                              2004       2003       2002
                            --------- ---------  ----------
Investment Income:
   Dividend Income.........    73,023    62,067      51,148
Expenses:
   Mortality and Expense
    Charge.................    43,751    33,943      30,800
                            --------- ---------  ----------
     Net Investment
       Income..............    29,272    28,124      20,348
Net Realized Gain (Loss)
 on Investmenets
   Realized Gain from
    Distributions..........        --        --          --
   Proceeds from Sales..... 1,090,958   904,250     684,324
   Cost of Investments
    Sold................... 1,015,366   999,020     766,436
                            --------- ---------  ----------
     Net Realized (Loss)
       Gain on
       Investments.........    75,592   (94,770)    (82,112)
Net Unrealized Gain
 (Loss) on Investments:
   Unrealized (Loss)
    Gain Beginning of
    Year...................   359,504  (851,507)    162,757
   Unrealized (Loss)
    Gain End of Year.......   815,104   359,504    (851,507)
                            --------- ---------  ----------
   Net Unrealized Gain
    (Loss) on Investments..   455,600 1,211,011  (1,014,264)
                            --------- ---------  ----------
     Net Gain (Loss) on
       Investments.........   531,191 1,116,241  (1,096,376)
                            --------- ---------  ----------
Increase(Decrease) in
 Net Assets Resulting
 from Operations...........   560,464 1,144,365  (1,076,028)
                            ========= =========  ==========

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

             For the Years ended December 31, 2004, 2003 and 2002

                                                                                      Asset Manager Growth
                                                     Contrafund Fund Division            Fund Division
                                                   ----------------------------  -----------------------------
                                                     2004      2003      2002       2004      2003      2002
                                                   --------  --------  --------  ---------  --------  --------
Investment Income:
   Dividend Income................................ $ 13,940    14,590    23,620     27,912    31,737    28,702
Expenses:
   Mortality and Expense Charge...................   33,389    25,042    22,604      9,337     8,399     7,925
                                                   --------  --------  --------  ---------  --------  --------
      Net Investment (Expense) Income.............  (19,449)  (10,452)    1,016     18,575    23,338    20,777
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............       --        --        --         --        --        --
   Proceeds from Sales............................  731,617   516,304   483,059    323,521   251,509   184,076
   Cost of Investments Sold.......................  645,826   555,061   542,081    343,351   315,547   243,849
                                                   --------  --------  --------  ---------  --------  --------
      Net Realized (Loss) Gain on Investments.....   85,791   (38,757)  (59,022)   (19,830)  (64,038)  (59,773)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.......  400,970  (494,550) (229,705)   (78,064) (347,546) (193,947)
   Unrealized Gain (Loss) End of Year.............  965,400   400,970  (494,550)   (12,985)  (78,064) (347,546)
                                                   --------  --------  --------  ---------  --------  --------
   Net Unrealized Gain (Loss) on Investments......  564,429   895,520  (264,845)    65,079   269,482  (153,599)
                                                   --------  --------  --------  ---------  --------  --------
      Net Gain (Loss) on Investments..............  650,221   856,763  (323,867)    45,249   205,444  (213,372)
Increase (Decrease) in Net Assets Resulting from
 Operations....................................... $630,772   846,311  (322,851)    63,824   228,782  (192,595)
                                                   ========  ========  ========  =========  ========  ========

                                                      Balanced Fund Division         Mid-Cap Fund Division
                                                   ----------------------------  -----------------------------
                                                     2004      2003      2002       2004      2003      2002
                                                   --------  --------  --------  ---------  --------  --------
Investment Income:
   Dividend Income................................ $ 10,287    10,829     8,352         --     7,031    11,158
Expenses:
   Mortality and Expense Charge...................    4,091     3,143     2,310     20,633    13,772     9,985
                                                   --------  --------  --------  ---------  --------  --------
      Net Investment Income (Expense).............    6,196     7,686     6,042    (20,633)   (6,741)    1,173
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............       --        --        --         --        --        --
   Proceeds from Sales............................  165,745   168,374    41,522    643,245   459,350   167,835
   Cost of Investments Sold.......................  161,984   175,531    47,786    499,147   427,617   171,795
                                                   --------  --------  --------  ---------  --------  --------
      Net Realized (Loss) Gain on Investments.....    3,761    (7,157)   (6,264)   144,098    31,733    (3,960)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.......   19,850   (45,058)  (15,424)   509,058   (97,987)   48,551
   Unrealized Gain (Loss) End of Year.............   35,277    19,850   (45,058) 1,039,941   509,058   (97,987)
                                                   --------  --------  --------  ---------  --------  --------
   Net Unrealized Gain (Loss) on Investments......   15,427    64,908   (29,634)   530,883   607,045  (146,538)
                                                   --------  --------  --------  ---------  --------  --------
      Net Gain (Loss) on Investments..............   19,189    57,751   (35,898)   674,981   638,778  (150,498)
Increase (Decrease) in Net Assets Resulting from
 Operations....................................... $ 25,384    65,437   (29,856)   654,348   632,037  (149,325)
                                                   ========  ========  ========  =========  ========  ========

                                                         Growth & Income           Growth Opportunities
                                                          Fund Division               Fund Division
                                                   --------------------------  ---------------------------
                                                    2004     2003      2002      2004     2003      2002
                                                   ------- --------  --------  -------  --------  --------
Investment Income:
   Dividend Income................................   8,312    9,940     9,573    2,682     2,783     3,364
Expenses:
   Mortality and Expense Charge...................   7,504    6,344     5,683    3,820     2,929     2,485
                                                   ------- --------  --------  -------  --------  --------
      Net Investment (Expense) Income.............     808    3,596     3,890   (1,138)     (146)      879
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............      --       --        --       --        --        --
   Proceeds from Sales............................ 232,604  357,580   131,527  150,809    63,427    84,570
   Cost of Investments Sold....................... 229,346  397,317   157,701  156,641    81,736   115,121
                                                   ------- --------  --------  -------  --------  --------
      Net Realized (Loss) Gain on Investments.....   3,258  (39,737)  (26,174)  (5,832)  (18,309)  (30,551)
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.......  16,554 (194,191)  (73,234) (28,762) (149,319)  (93,682)
   Unrealized Gain (Loss) End of Year.............  61,513   16,554  (194,191)   9,570   (28,762) (149,319)
                                                   ------- --------  --------  -------  --------  --------
   Net Unrealized Gain (Loss) on Investments......  44,959  210,745  (120,957)  38,332   120,557   (55,637)
                                                   ------- --------  --------  -------  --------  --------
      Net Gain (Loss) on Investments..............  48,217  171,008  (147,131)  32,500   102,248   (86,188)
Increase (Decrease) in Net Assets Resulting from
 Operations.......................................  49,025  174,604  (143,241)  31,362   102,102   (85,309)
                                                   ======= ========  ========  =======  ========  ========





Investment Income:
   Dividend Income................................
Expenses:
   Mortality and Expense Charge...................

      Net Investment Income (Expense).............
Net Realized Gain (Loss) on Investments:
   Realized Gain from Distributions...............
   Proceeds from Sales............................
   Cost of Investments Sold.......................

      Net Realized (Loss) Gain on Investments.....
Net Unrealized Gain (Loss) on Investments:
   Unrealized (Loss) Gain Beginning of Year.......
   Unrealized Gain (Loss) End of Year.............

   Net Unrealized Gain (Loss) on Investments......

      Net Gain (Loss) on Investments..............
Increase (Decrease) in Net Assets Resulting from
 Operations.......................................


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                      STATEMENTS OF CHANGES IN NET ASSETS

             For the Years ended December 31, 2003, 2002 and 2001

                                                 Money Market
                                                 Fund Division              High Income Fund Division
                                       --------------------------------  -------------------------------
                                          2004        2003       2002       2004       2003       2002
                                       ----------  ---------  ---------  ---------  ---------  ---------
Operations:
   Net Investment Income (Expense).... $    6,687      4,179     12,254    117,611     86,547    116,839
   Net Realized (Loss) Gain on
    Investments.......................         --         --         --    (50,055)   (98,981)  (211,443)
   Net Unrealized Gain (Loss) on
    Investments.......................         --         --         --     72,722    332,579    123,982
                                       ----------  ---------  ---------  ---------  ---------  ---------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........      6,687      4,179     12,254    140,278    320,145     29,378
   Net Deposits into (Withdrawals
    from) Separate Account............   (205,083)   121,367    351,363     16,206     77,118    (51,125)
                                       ----------  ---------  ---------  ---------  ---------  ---------
      Increase (Decrease) in Net
       Assets.........................   (198,396)   125,546    363,617    156,484    397,263    (21,747)
   Net Assets, Beginning of Year......  1,681,087  1,555,541  1,191,924  1,601,901  1,204,638  1,226,385
                                       ----------  ---------  ---------  ---------  ---------  ---------
   Net Assets, End of Year............ $1,482,691  1,681,087  1,555,541  1,758,385  1,601,901  1,204,638
                                       ==========  =========  =========  =========  =========  =========

                                                                              Investment Grade Bond
                                            Overseas Fund Division                Fund Division
                                       --------------------------------  -------------------------------
                                          2004        2003       2002       2004       2003       2002
                                       ----------  ---------  ---------  ---------  ---------  ---------
Operations:
   Net Investment Income (Expense).... $   11,923        973        715    127,524     93,268     43,699
   Net Realized (Loss) Gain on
    Investments.......................    (25,236)  (153,154)  (213,574)    32,462     49,942     13,010
   Net Unrealized Gain (Loss) on
    Investments.......................    415,059  1,029,392   (309,391)   (67,123)   (41,279)   111,672
                                       ----------  ---------  ---------  ---------  ---------  ---------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........    401,746    877,211   (522,250)    92,863    101,931    168,381
   Net Deposits into (Withdrawals
    from) Separate Account............    185,015    178,453     95,728    271,059    (53,497)   770,848
                                       ----------  ---------  ---------  ---------  ---------  ---------
      Increase (Decrease) in Net
       Assets.........................    586,761  1,055,664   (426,522)   363,921     48,434    939,229
   Net Assets, Beginning of Year......  3,067,257  2,011,593  2,438,115  2,408,641  2,360,207  1,420,978
                                       ----------  ---------  ---------  ---------  ---------  ---------
   Net Assets, End of Year............ $3,654,018  3,067,257  2,011,593  2,772,562  2,408,641  2,360,207
                                       ==========  =========  =========  =========  =========  =========

                                             Growth Fund Division           Equity-Income Fund Division
                                       --------------------------------  --------------------------------
                                          2004       2003       2002        2004       2003       2002
                                       ---------  ---------  ----------  ---------  ---------  ----------
Operations:
   Net Investment Income (Expense)....   (43,252)   (37,961)    (40,773)    34,384     39,378      43,457
   Net Realized (Loss) Gain on
    Investments.......................  (176,400)  (471,649)   (517,324)    87,977    (97,480)    (19,258)
   Net Unrealized Gain (Loss) on
    Investments.......................   457,173  2,708,319  (2,506,655)   345,548  1,051,391    (779,318)
                                       ---------  ---------  ----------  ---------  ---------  ----------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........   237,521  2,198,709  (3,064,752)   467,909    993,289    (755,119)
   Net Deposits into (Withdrawals
    from) Separate Account............  (287,115)    88,840      87,587    (37,857)   (15,447)      8,758
                                       ---------  ---------  ----------  ---------  ---------  ----------
      Increase (Decrease) in Net
       Assets.........................   (49,594) 2,287,549  (2,977,165)   430,052    977,842    (746,361)
   Net Assets, Beginning of Year...... 9,159,702  6,872,153   9,849,318  4,431,309  3,453,467   4,199,828
                                       ---------  ---------  ----------  ---------  ---------  ----------
   Net Assets, End of Year............ 9,110,108  9,159,702   6,872,153  4,861,361  4,431,309   3,453,467
                                       =========  =========  ==========  =========  =========  ==========


                                          Asset Manager Fund Division         Index 500 Fund Division
                                       --------------------------------  --------------------------------
                                          2004       2003       2002        2004       2003       2002
                                       ---------  ---------  ----------  ---------  ---------  ----------
Operations:
   Net Investment Income (Expense)....    69,675     93,643      98,992     29,272     28,124      20,348
   Net Realized (Loss) Gain on
    Investments.......................   (23,769)  (105,760)    (96,954)    75,592    (94,770)    (82,112)
   Net Unrealized Gain (Loss) on
    Investments.......................   125,339    535,410    (324,387)   455,600  1,211,011  (1,014,264)
                                       ---------  ---------  ----------  ---------  ---------  ----------
   Increase (Decrease) in Net Assets
    Resulting from Operations.........   171,245    523,293    (322,349)   560,464  1,144,365  (1,076,028)
   Net Deposits into (Withdrawals
    from) Separate Account............   (20,006)   (30,100)    118,339    212,364    584,165     500,086
                                       ---------  ---------  ----------  ---------  ---------  ----------
      Increase (Decrease) in Net
       Assets.........................   151,239    493,193    (204,010)   772,828  1,728,530    (575,942)
   Net Assets, Beginning of Year...... 3,668,079  3,174,886   3,378,896  5,593,210  3,864,680   4,440,622
                                       ---------  ---------  ----------  ---------  ---------  ----------
   Net Assets, End of Year............ 3,819,318  3,668,079   3,174,886  6,366,038  5,593,210   3,864,680
                                       =========  =========  ==========  =========  =========  ==========

                See accompanying notes to financial statements.

                          PARAGON SEPARATE ACCOUNT C

             For the Years ended December 31, 2004, 2003 and 2002

                                                                                              Asset Manager Growth
                                                          Contrafund Fund Division               Fund Division
                                                      --------------------------------  -------------------------------
                                                         2004        2003       2002       2004       2003       2002
                                                      ----------  ---------  ---------  ---------  ---------  ---------
Operations:
   Net Investment (Expense) Income................... $  (19,449)   (10,452)     1,016     18,575     23,338     20,777
   Net Realized Gain (Loss) on Investments...........     85,791    (38,757)   (59,022)   (19,830)   (64,038)   (59,773)
   Net Unrealized Gain (Loss) on Investments.........    564,429    895,520   (264,845)    65,079    269,482   (153,599)
                                                      ----------  ---------  ---------  ---------  ---------  ---------
   Increase (Decrease) in Net Assets Resulting from
    Operations.......................................    630,772    846,311   (322,851)    63,824    228,782   (192,595)
   Net Deposits into (Withdrawals from) Separate
    Account..........................................    385,628    279,566    332,036    (69,984)    30,295    106,725
                                                      ----------  ---------  ---------  ---------  ---------  ---------
      Increase (Decrease) in Net Assets..............  1,016,400  1,125,877      9,185     (6,161)   259,077    (85,870)
Net Assets, Beginning of Year........................  4,072,733  2,946,856  2,937,671  1,291,641  1,032,564  1,118,434
                                                      ----------  ---------  ---------  ---------  ---------  ---------
Net Assets, End of Year.............................. $5,089,133  4,072,733  2,946,856  1,285,480  1,291,641  1,032,564
                                                      ==========  =========  =========  =========  =========  =========

                                                           Balanced Fund Division            Mid-Cap Fund Division
                                                      --------------------------------  -------------------------------
                                                         2004        2003       2002       2004       2003       2002
                                                      ----------  ---------  ---------  ---------  ---------  ---------
Operations:
   Net Investment Income (Expense)................... $    6,196      7,686      6,042    (20,633)    (6,741)     1,173
   Net Realized Gain (Loss) on Investments...........      3,761     (7,157)    (6,264)   144,098     31,733     (3,960)
   Net Unrealized Gain (Loss) on Investments.........     15,427     64,908    (29,634)   530,883    607,045   (146,538)
                                                      ----------  ---------  ---------  ---------  ---------  ---------
   Increase (Decrease) in Net Assets Resulting from
    Operations.......................................     25,384     65,437    (29,856)   654,348    632,037   (149,325)
   Net Deposits into Separate Account................     72,008     61,515    122,139    502,484    290,988    459,418
                                                      ----------  ---------  ---------  ---------  ---------  ---------
      Increase (Decrease) in Net Assets..............     97,392    126,952     92,283  1,156,832    923,025    310,093
Net Assets, Beginning of Year........................    482,766    355,814    263,531  2,421,343  1,498,318  1,188,225
                                                      ----------  ---------  ---------  ---------  ---------  ---------
Net Assets, End of Year.............................. $  580,158    482,766    355,814  3,578,175  2,421,343  1,498,318
                                                      ==========  =========  =========  =========  =========  =========

                                                            Growth & Income           Growth Opportunities
                                                             Fund Division               Fund Division
                                                      ---------------------------  -------------------------
                                                        2004      2003     2002      2004     2003     2002
                                                      --------- -------  --------  -------  -------  -------
Operations:
   Net Investment (Expense) Income...................       808   3,596     3,890   (1,138)    (146)     879
   Net Realized Gain (Loss) on Investments...........     3,258 (39,737)  (26,174)  (5,832) (18,309) (30,551)
   Net Unrealized Gain (Loss) on Investments.........    44,959 210,745  (120,957)  38,332  120,557  (55,637)
                                                      --------- -------  --------  -------  -------  -------
   Increase (Decrease) in Net Assets Resulting from
    Operations.......................................    49,025 174,604  (143,241)  31,362  102,102  (85,309)
   Net Deposits into (Withdrawals from) Separate
    Account..........................................    23,003  17,158   145,696  (25,692)  63,371   50,233
                                                      --------- -------  --------  -------  -------  -------
      Increase (Decrease) in Net Assets..............    72,028 191,762     2,455    5,670  165,473  (35,076)
Net Assets, Beginning of Year........................   963,848 772,086   769,631  492,180  326,707  361,783
                                                      --------- -------  --------  -------  -------  -------
Net Assets, End of Year.............................. 1,035,876 963,848   772,086  497,850  492,180  326,707
                                                      ========= =======  ========  =======  =======  =======





Operations:
   Net Investment Income (Expense)...................
   Net Realized Gain (Loss) on Investments...........
   Net Unrealized Gain (Loss) on Investments.........

   Increase (Decrease) in Net Assets Resulting from
    Operations.......................................
   Net Deposits into Separate Account................

      Increase (Decrease) in Net Assets..............
Net Assets, Beginning of Year........................

Net Assets, End of Year..............................


                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT C

                         Notes to Financial Statements
                               December 31, 2004

(1) Organization

   Paragon Life Insurance Company (Paragon) established Paragon Separate Account C (the "Separate Account") on August 1, 1993. The Separate Account commenced operations on November 1, 1993 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided into fourteen Fund Divisions (the "Divisions"), which invest exclusively in corresponding shares of a single fund of Fidelity Investments Variable Insurance Product Fund, an open-end, diversified management investment company. These Fund Divisions are the Money Market, High Income, Growth, Equity-Income, Overseas, Investment Grade Bond, Asset Manager, Index 500, Contrafund, Asset Manager Growth, Growth & Income, Growth Opportunities, Balanced, and Mid Cap. Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

   The investments of the respective Divisions of the Separate Account in the funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

   The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

   Charges are deducted from the respective Divisions of the Separate Account in accordance with provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

  Premium Expense Charge

   Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge is determined by the costs associated with distributing the policy and, if applicable,

                          PARAGON SEPARATE ACCOUNT C
is equal to 1% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some policies have a premium tax assessment equal to 2% or 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

   Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

   The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

   The optional rider benefits charge is a monthly deduction charge for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

   During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge


   In addition to the above contract charges a daily charge against the operations of each division is made for the mortality and expense risks assumed by Paragon. Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .00205% of the net assets of each division of the Separate Account which equals an annual rate of .75% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT C

Note 4--Purchases and Sales of Fidelity Investments Variable Insurance Products Funds Shares

   For the years ended December 31, 2004, 2003 and 2002

           Money Market Fund Division    High Income Fund Division         Growth Fund Division
          ---------------------------- ------------------------------ ------------------------------
             2004     2003     2002       2004      2003      2002       2004      2003      2002
          ---------- ------- --------- ---------- --------- --------- ---------- --------- ---------
Purchases $1,122,606 961,304 1,272,842    309,931   348,171   306,054  1,401,104 1,333,437 1,472,409
Sales.... $1,337,400 852,112   926,360    306,828   293,740   352,664  1,755,195 1,332,856 1,415,636

                                                                          Investment Grade Bond
          Equity-Income Fund Division      Overseas Fund Division             Fund Division
          ---------------------------- ------------------------------ ------------------------------
             2004     2003     2002       2004      2003      2002       2004      2003      2002
          ---------- ------- --------- ---------- --------- --------- ---------- --------- ---------
Purchases    805,174 764,431   843,000 $  706,054   543,408   542,383    720,533   831,989 1,062,382
Sales....    876,916 832,678   835,823 $  544,927   392,378   453,284    469,039   909,934   296,854

          Asset Manager Fund Division     Index 500 Fund Division        Contrafund Fund Division
          ---------------------------- ------------------------------ ------------------------------
             2004     2003     2002       2004      2003      2002       2004      2003      2002
          ---------- ------- --------- ---------- --------- --------- ---------- --------- ---------
Purchases    567,987 562,911   596,555  1,259,625 1,430,437 1,176,471 $1,081,153   776,715   792,026
Sales....    618,962 630,808   487,549  1,090,958   904,250   684,324 $  731,617   516,304   483,059

              Asset Manager Growth                                         Growth Opportunities
                 Fund Division         Growth & Income Fund Division          Fund Division
          ---------------------------- ------------------------------ ------------------------------
             2004     2003     2002       2004      2003      2002       2004      2003      2002
          ---------- ------- --------- ---------- --------- --------- ---------- --------- ---------
Purchases    242,874 272,302   286,021    248,210   362,876   277,668    121,789   121,757   134,594
Sales....    323,521 251,509   184,076    232,604   357,580   131,527    150,809    63,427    84,570

             Balanced Fund Division        Mid-Cap Fund Division
          ---------------------------- ------------------------------
             2004     2003     2002       2004      2003      2002
          ---------- ------- --------- ---------- --------- ---------
Purchases $  233,921 224,227   164,050  1,125,342   721,556   632,673
Sales.... $  165,745 168,374    41,522    643,245   459,350   167,835

The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT C

Note 5--Accumulation of Unit Activity

   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2004, 2003 and 2002.

                                                     Money Market                 High Income                 Growth
                                                    Fund Division                Fund Division             Fund Division
                                            ------------------------------ ------------------------  -------------------------
                                               2004      2003      2002     2004     2003     2002     2004     2003    2002
                                            ---------  --------- --------- ------- -------  -------  -------  -------  -------
Net Increase (Decrease) in Units
   Deposits................................ 1,104,043    975,106   988,773  31,440  37,421   28,967   43,689   49,843   38,516
   Withdrawals............................. 1,246,807    890,092   734,535  30,546  32,532   30,790   48,965   47,994   38,051
                                            ---------  --------- --------- ------- -------  -------  -------  -------  -------
      Net Increase (Decrease) in Units.....  (142,764)    85,014   254,238     894   4,889   (1,823)  (5,276)   1,849      465
Outstanding Units, Beginning of Year....... 1,170,298  1,085,284   831,046  97,568  92,679   94,502  172,100  170,251  169,786
                                            ---------  --------- --------- ------- -------  -------  -------  -------  -------
Outstanding Units, End of Year............. 1,027,534  1,170,298 1,085,284  98,462  97,568   92,679  166,824  172,100  170,251
                                            =========  ========= ========= ======= =======  =======  =======  =======  =======

                                                       Overseas              Investment Grade Bond         Asset Manager
                                                    Fund Division                Fund Division             Fund Division
                                            ------------------------------ ------------------------  -------------------------
                                               2004      2003      2002     2004     2003     2002     2004     2003    2002
                                            ---------  --------- --------- ------- -------  -------  -------  -------  -------
Net Increase (Decrease) in Units
   Deposits................................    41,845     41,525    33,669  50,878  69,103   62,995   29,565   33,041   29,178
   Withdrawals.............................    34,528     32,840    28,698  38,090  71,791   22,589   30,276   34,846   24,315
                                            ---------  --------- --------- ------- -------  -------  -------  -------  -------
      Net Increase (Decrease) in Units.....     7,317      8,685     4,971  12,788  (2,689)  40,406     (711)  (1,805)   4,863
Outstanding Units, Beginning of Year.......   130,062    121,377   116,406 115,931 118,620   78,214  133,778  135,583  130,720
                                            ---------  --------- --------- ------- -------  -------  -------  -------  -------
Outstanding Units, End of Year.............   137,379    130,062   121,377 128,719 115,931  118,620  133,067  133,778  135,583
                                            =========  ========= ========= ======= =======  =======  =======  =======  =======

                                                  Equity-Income
                                                  Fund Division
                                            -------------------------
                                              2004     2003     2002
                                            -------  -------  -------
Net Increase (Decrease) in Units
   Deposits................................  30,718   36,030   29,563
   Withdrawals.............................  31,706   36,928   30,090
                                            -------  -------  -------
      Net Increase (Decrease) in Units.....    (988)    (898)    (527)
Outstanding Units, Beginning of Year....... 110,525  111,423  111,950
                                            -------  -------  -------
Outstanding Units, End of Year............. 109,537  110,525  111,423
                                            =======  =======  =======

                                                    Index 500
                                                  Fund Division
                                            -------------------------
                                              2004     2003     2002
                                            -------  -------  -------
Net Increase (Decrease) in Units
   Deposits................................  13,521   17,317   11,387
   Withdrawals.............................  12,102   12,704    7,533
                                            -------  -------  -------
      Net Increase (Decrease) in Units.....   1,419    4,613    3,854
Outstanding Units, Beginning of Year.......  38,640   34,027   30,173
                                            -------  -------  -------
Outstanding Units, End of Year.............  40,059   38,640   34,027
                                            =======  =======  =======

                          PARAGON SEPARATE ACCOUNT C

Note 5--Accumulation of Unit Activity



   The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2004, 2003 and 2002.


                                                   Contrafund        Asset Manager Growth     Growth & Income
                                                 Fund Division           Fund Division         Fund Division
                                            ------------------------ --------------------- ----------------------
                                              2004    2003    2002    2004    2003   2002   2004    2003    2002
                                            -------  ------- ------- ------  ------ ------ ------- ------- ------
Net Increase (Decrease) in Units
   Deposits................................  46,854   46,047  37,461 17,763  24,138 20,148  22,831  38,309 23,274
   Withdrawals.............................  34,731   35,647  24,693 21,325  22,723 14,204  21,392  37,334 12,731
                                            -------  ------- ------- ------  ------ ------ ------- ------- ------
      Net Increase (Decrease) in Units.....  12,123   10,400  12,768 (3,562)  1,415  5,943   1,439     975 10,543
Outstanding Units, Beginning of Year....... 134,306  123,906 111,138 66,129  64,714 58,771  61,231  60,256 49,713
                                            -------  ------- ------- ------  ------ ------ ------- ------- ------
Outstanding Units, End of Year............. 146,429  134,306 123,906 62,567  66,129 64,714  62,670  61,231 60,256
                                            =======  ======= ======= ======  ====== ====== ======= ======= ======

                                              Growth Opportunities         Balanced               Mid Cap
                                                 Fund Division           Fund Division         Fund Division
                                            ------------------------ --------------------- ----------------------
                                              2004    2003    2002    2004    2003   2002   2004    2003    2002
                                            -------  ------- ------- ------  ------ ------ ------- ------- ------
Net Increase (Decrease) in Units
   Deposits................................   9,462   11,775   9,892 18,036  19,711 12,030  56,966  52,874 37,953
   Withdrawals.............................  10,869    7,648   6,441 13,912  15,842  4,134  37,618  37,899 13,044
                                            -------  ------- ------- ------  ------ ------ ------- ------- ------
      Net Increase (Decrease) in Units.....  (1,408)   4,127   3,451  4,124   3,869  7,896  19,347  14,975 24,909
Outstanding Units, Beginning of Year.......  28,596   24,469  21,018 27,871  24,002 16,106 100,814  85,839 60,930
                                            -------  ------- ------- ------  ------ ------ ------- ------- ------
Outstanding Units, End of Year.............  27,188   28,596  24,469 31,995  27,871 24,002 120,161 100,814 85,839
                                            =======  ======= ======= ======  ====== ====== ======= ======= ======

                          PARAGON SEPARATE ACCOUNT C

                            SCHEDULE OF INVESTMENTS

                               December 31, 2004

                                                       Number of   Market
                                                        Shares     Value       Cost
                                                       --------- ---------- ----------
Fidelity Investments Variable Insurance Products Fund:
   Money Market Fund Division......................... 1,482,671 $1,482,671 $1,482,671
   High Income Fund Division..........................   251,174  1,758,221  1,913,147
   Growth Fund Division...............................   284,583  9,109,494  9,634,473
   Equity-Income Fund Division........................   191,597  4,860,824  4,163,608
   Overseas Fund Division.............................   208,552  3,653,824  3,411,943
   Investment Grade Bond Fund Division................   209,301  2,773,238  2,706,646
   Asset Manager Fund Division........................   256,888  3,814,788  3,810,941
   Index 500 Fund Division............................    46,218  6,366,535  5,551,431
   Contrafund Fund Division...........................   191,206  5,089,907  4,124,507
   Asset Manager Growth Fund Division.................   100,645  1,286,248  1,299,233
   Growth & Income Fund Division......................    74,479  1,035,997    974,484
   Growth Opportunities Division......................    31,001    498,178    488,608
   Balanced Fund Division.............................    40,455    580,524    545,247
   Mid Cap Fund Division..............................   118,556  3,578,025  2,538,084


         See Report of Independent Registered Public Accounting Firm.

                          PARAGON SEPARATE ACCOUNT C

                             FINANCIAL HIGHLIGHTS

                                      As of December 31, 2004      For the year ended December 31, 2004
                                  -------------------------------- -----------------------------------
                                  Total Units Unit Fair             Investment     Expense     Total
                                     Held       Value   Net Assets Income Ratio*   Ratio**   Return***
                                  ----------- --------- ---------- -------------   -------   ---------
Fidelity Investments Variable
  Insurance Products Fund:
   Money Market Fund Division....  1,027,534   $  1.44  $1,482,691     1.20%        0.75%       0.00%
   High Income Fund Division.....     98,462     17.86   1,758,385     8.00%        0.75%       8.77%
   Growth Fund Division..........    166,824     54.61   9,110,108     0.27%        0.75%       2.61%
   Equity-Income Fund Division...    109,537     44.38   4,861,361     1.52%        0.75%      10.70%
   Overseas Fund Division........    137,379     26.60   3,654,018     1.11%        0.75%      12.81%
   Investment Grade Bond Fund
     Division....................    128,719     21.54   2,772,562     5.82%        0.75%       3.66%
   Asset Manager Fund Division...    133,067     28.70   3,819,318     2.65%        0.75%       4.67%
   Index 500 Fund Division.......     40,059    158.92   6,366,038     1.26%        0.75%       9.79%
   Contrafund Fund Division......    146,429     34.76   5,089,133     0.31%        0.75%      14.64%
   Asset Manager Growth Fund
     Division....................     62,567     20.55   1,285,480     2.25%        0.75%       5.22%
   Growth & Income Fund Division.     62,670     16.53   1,035,876     0.83%        0.75%       5.02%
   Growth Opportunities Division.     27,188     18.31     497,850     0.53%        0.75%       6.38%
   Balanced Fund Division........     31,995     18.13     580,158     1.90%        0.75%       4.68%
   Mid Cap Fund Division.........    120,161     29.78   3,578,175     0.00%        0.75%      23.98%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund
   Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT C

                             FINANCIAL HIGHLIGHTS

                                     As of December 31, 2003     For the year ended December 31, 2003
                                  ------------------------------ -----------------------------------
                                    Total
                                    Units   Unit Fair    Net      Investment     Expense     Total
                                    Held      Value     Assets   Income Ratio*   Ratio**   Return***
                                  --------- --------- ---------- -------------   -------   ---------
Fidelity Investments Variable
  Insurance Products Fund:
   Money Market Fund Division.... 1,170,298  $  1.44  $1,681,087     0.99%        0.75%       0.70%
   High Income Fund Division.....    97,568    16.42   1,601,901     6.97%        0.75%      26.31%
   Growth Fund Division..........   172,100    53.22   9,159,702     0.26%        0.75%      31.86%
   Equity-Income Fund Division...   110,525    40.09   4,431,309     1.79%        0.75%      29.38%
   Overseas Fund Division........   130,062    23.58   3,067,257     0.79%        0.75%      42.31%
   Investment Grade Bond Fund
     Division....................   115,931    20.78   2,408,641     4.47%        0.75%       4.42%
   Asset Manager Fund Division...   133,778    27.42   3,668,079     3.58%        0.75%      17.08%
   Index 500 Fund Division.......    38,640   144.75   5,593,210     1.37%        0.75%      27.45%
   Contrafund Fund Division......   134,306    30.32   4,072,733     0.44%        0.75%      27.50%
   Asset Manager Growth Fund
     Division....................    66,129    19.53   1,291,641     2.84%        0.75%      22.37%
   Growth & Income Fund Division.    61,231    15.74     963,848     1.17%        0.75%      22.87%
   Growth Opportunities Division.    28,596    17.21     492,180     0.71%        0.75%      28.93%
   Balanced Fund Division........    27,871    17.32     482,766     2.59%        0.75%      16.87%
   Mid Cap Fund Division.........   100,814    24.02   2,421,343     0.39%        0.75%      37.65%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT C

                             FINANCIAL HIGHLIGHTS

                                     As of December 31, 2002     For the year ended December 31, 2002
                                  ------------------------------ ----------------------------------
                                    Total
                                    Units   Unit Fair    Net      Investment     Expense     Total
                                    Held      Value     Assets   Income Ratio*   Ratio**   Return***
                                  --------- --------- ---------- -------------   -------   ---------
Fidelity Investments Variable
  Insurance Product Fund:
   Money Market Fund Division.... 1,085,284  $  1.43  $1,555,541      1.67%       0.75%       0.70%
   High Income Fund Division.....    92,679    13.00   1,204,638     11.36%       0.75%       2.69%
   Growth Fund Division..........   170,251    40.36   6,872,153      0.26%       0.75%     (30.64)%
   Equity-Income Fund Division...   111,423    30.99   3,453,467      1.94%       0.75%     (17.58)%
   Overseas Fund Division........   121,377    16.57   2,011,593      0.82%       0.75%     (20.91)%
   Investment Grade Bond Fund
     Division....................   118,620    19.90   2,360,207      3.64%       0.75%       9.52%
   Asset Manager Fund Division...   135,583    23.42   3,174,886      4.07%       0.75%      (9.40)%
   Index 500 Fund Division.......    34,027   113.58   3,864,680      1.30%       0.75%     (22.83)%
   Contrafund Fund Division......   123,906    23.78   2,946,856      0.82%       0.75%     (10.03)%
   Asset Manager Growth Fund
     Division....................    64,714    15.96   1,032,564      2.87%       0.75%     (16.13)%
   Growth & Income Fund Division.    60,256    12.81     772,086      1.33%       0.75%     (17.25)%
   Growth Opportunities Division.    24,469    13.35     326,707      1.06%       0.75%     (22.43)%
   Balanced Fund Division........    24,002    14.82     355,814      3.01%       0.75%      (9.41)%
   Mid Cap Fund Division.........    85,839    17.45   1,498,318      0.87%       0.75%     (10.51)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          PARAGON SEPARATE ACCOUNT C

                             FINANCIAL HIGHLIGHTS

                                                               For the Year Ended December 31,
                                    As of December 31, 2001                 2001
                                  ---------------------------- -----------------------------
                                   Total
                                   Units  Unit Fair    Net      Investment   Expense   Total
                                   Held     Value     Assets   Income Ratio* Ratio** Return***
                                  ------- --------- ---------- ------------- ------- ---------
Fidelity Investments Variable
  Insurance Products Fund:
   Money Market Fund Division.... 831,046  $  1.42  $1,191,924      4.10%     0.75%     3.65%
   High Income Fund Division.....  94,502    12.66   1,226,385     12.46%     0.75%   (12.45)%
   Growth Fund Division.......... 169,786    58.19   9,849,318      0.08%     0.75%   (18.27)%
   Equity-Income Fund Division... 111,950    37.60   4,199,828      1.68%     0.75%    (5.67)%
   Overseas Fund Division........ 116,406    20.95   2,438,115      5.37%     0.75%   (21.77)%
   Investment Grade Bond Fund
     Division....................  78,214    18.17   1,420,978      4.54%     0.75%     7.64%
   Asset Manager Fund Division... 130,720    25.85   3,378,896      4.21%     0.75%    (4.79)%
   Index 500 Fund Division.......  30,173   147.18   4,440,622      1.12%     0.75%   (12.76)%
   Contrafund Fund Division...... 111,138    26.43   2,937,671      0.80%     0.75%   (12.92)%
   Asset Manager Growth Fund
     Division....................  58,771    19.03   1,118,434      2.91%     0.75%    (8.11)%
   Growth & Income Fund Division.  49,713    15.48     769,631      1.30%     0.75%    (9.47)%
   Growth Opportunities Fund
     Division....................  21,018    17.21     361,783      0.34%     0.75%   (15.05)%
   Balanced Fund Division........  16,106    16.36     263,531      3.66%     0.75%    (2.33)%
   Mid Cap Fund Division.........  60,930    19.50   1,188,225      0.00%     0.75%    (3.56)%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.

** These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                     PART C

                               OTHER INFORMATION

Item 26. Exhibits

1.   Board of Directors Resolutions.

     a) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of the Separate Account (3)

2.   Custodian Agreements. Not applicable.

3.   Underwriting Contracts.

     a)   Proposed form of Underwriting Agreement between (7)

     b)   Proposed form of Selling Agreement (2)

     c)   Commission Schedule (6)

4.   Contracts.

     a)   Proposed form of Group Contract: (30023)(3)

     b)   Proposed form of Individual Policy and Policy Rules: (30021)(3)(4)

     c)   Proposed form of Certificate and Certificate Riders: (30022)(3)(4)

5.   Applications.

     a)   Form of Application for Group Contract (10914)(5);

     b) Form of Application for Individual Insurance Guaranteed Issue (Group Contract 10915)(5)

     c) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920)(5)

     d)   Form of Application for Spouse Insurance (Group Contract 10917)(5)

     e) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10532, 33100)(5)

     f) Form of Application for Employee Insurance (Simplified Issue) Individual Policy 10357)(5)

     g)   Form of Application for Spouse Insurance (Individual Policy 10354)(5)

     h)   Form of Application Supplement (33106)(6)

6.  Despositor's Certificate of Incorporation and By-Laws.

   a) Amended Charter and Articles of Incorporation of Paragon Life Insurance Company (2)
   b) By-Laws of Paragon Life Insurance Company (2)

7.  Reinsurance Contracts. (8)

8.  Participation Agreements.

   a) Form of Participation Agreement with Fidelity Variable Insurance Products Fund (2)
   b) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II (2)
   c) Form of Participation Agreement with Fidelity Variable Insurance Products Fund III (2)

9.  Administrative Contracts. Not applicable.


10. Other Material Contracts. Powers of Attorney (1, 9)


11. Legal Opinions.


   a) Opinion of John R. Munich Esquire (10)


12. Actuarial Opinion.
    Not Applicable

13. Calculations.
    Not Applicable

14. Other Opinions.

   a) Consent of Sutherland Asbill & Brennan LLP (1)
   b) Consent of Deloitte & Touche LLP (1)

   c) Consent of John R Munich, Esq.

15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16. Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Memorandum describing Paragon Life Insurance Company's issuance, transfer and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy (3)

________


(1) Filed Here.


(2) Incorporated by reference to the Pre-Effective Amendment number 1 on Form S-6 found in File No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

(3) Incorporated by reference to Post-Effective Amendment number 7 on Form S-6 found in File No. 33-67970, filed with the Securities and Exchange Commission on April 28, 2000.

(4) Incorporated by reference to Post-Effective Amendment number 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000 for Policy and Certificate Riders only.

(5) Incorporated by reference to Post-Effective Amendment number 12 on Form S-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment number 12 on Form S-6 found in File No. 33-75776, filed with the Securities and Exchange Commission on April 28, 2000.

(7) Incorporated by reference to Post-Effective Amendment number 14 on Form S-6 found in File No. 033-58796, filed with the Securities and Exchange Commission on April 30, 2002.

(8) Incorporated by reference to Post-Effective Amendment number 17 on Form N-6 found in File No. 33-58796, filed with the Securities and Exchange Commission on April 30, 2003.

(9) Incorporated by reference to Post-Effective Amendment number 17 on Form N-6 found in File No. 33-18341, filed with the Securities and Exchange Commission on April 30, 2003; and to post-effective Amendment number 13 to Form N-6 registration statement (File No. 33-75778) filed on December 23, 2003.

(10) Incorporated by reference to Post-Effective Amendment number 11 on Form N-6 found in File No. 33-75776; filed with the Securities and Exchange Commission on April 30, 2004.
                                       3

Item 27. Directors and Officers of the Depositor


     Name and Principal Business Address             Position and Offices with Depositor/1/
     -----------------------------------             --------------------------------------
Executive Officers/2/

Anthony F. Trani/3/ .............................   President and Chief Executive Officer

Michael J. McDermott/3/ .........................   Vice President--Sales

Matthew K. Duffy/3/ .............................   Vice President and Chief Financial
                                                    Officer

Directors/4/

Nicholas D. Latrenta ............................   Senior Vice President--Institutional
                                                    Business

Gregg P. Hirsch..................................   Associate General Counsel

Howard B. Koransky...............................   Vice President

Ian L. Solomon...................................   Vice President and Actuary

Stanley J. Talbi ................................   Senior Vice President--U.S. Insurance and
                                                    Financial Services Division

Maria R. Morris .................................   Senior Vice President--Life Products



______________
/1/ All positions listed for Officers are with Paragon Life Insurance Company.

/2/ The principal business address for each person listed is Paragon Life
    Insurance Company, 190 Carondelet Plaza, St. Louis, MO 63105.

/3/ Indicates Executive Officers who are also Directors.


/4/ All positions listed for Directors are with Metropolitan Life Insurance
    Company with the principal business address of One MetLife Plaza, 27-01 Queens Plaza North, Lonf Island City, NY 11101; except for Ian Solomon: 200 Park Avenue, New York, NY 10166 and Howard B. Koransky: 501 Rt 22, Bridgewater, NJ 08807.



Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant (1)

Item 29. Indemnification


     The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.


     The By-Laws of Paragon Life Insurance Company provide, in part in Section 13 Article III, as follows:

                                  ARTICLE III

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

Section 13. "The Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to person who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the finalc adjudication of such issue.

Item 30. Principal Underwriter


     (a) MetLife Investors Distribution Company, which was known as General American Distributors, Inc. before December 1, 2004, is the principal underwriter for the following investment companies (other than Registrant):

   Met Investors Series Trust
   MetLife Investors USA Separate Account A
   MetLife Investors Variable Annuity Account One
   MetLife Investors Variable Annuity Account Five
   MetLife Investors Variable Life Account One
   MetLife Investors Variable Life Account Five
   First MetLife Investors Variable Annuity Account One
   General American Separate Account Eleven
   General American Separate Account Twenty-Eight
   General American Separate Account Twenty-Nine
   General American Separate Account Two
   Separate Account A of Paragon Life
   Separate Account B of Paragon Life
   Separate Account D of Paragon Life
   Security Equity Separate Account 26
   Security Equity Separate Account 27

     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.



Name and Principal Business Address    Positions and Offices with Depositor
-----------------------------------    ------------------------------------
Michael K. Farrell ***                 Director
Elizabeth M. Forget **                 Executive Vice President, Chief Marketing
                                       Officer
Helayne F. Klier **                    Director and Executive Vice President
Paul A. LaPiana *                      Executive Vice President, Life Insurance
                                       Distribution Division
Craig W. Markham *****                 Director
Richard C. Pearson *                   Executive Vice President, General Counsel
                                       and Secretary
Timothy A. Spangenberg *****           Executive Vice President, Chief Financial
                                       Officer
Leslie Sutherland ****                 President
William J. Toppeta                     Director
Edward C. Wilson *                     Executive Vice President, Chief
                                       Distribution Officer
Anthony J. Williamson ****             Treasurer



* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, 260 Madison Avenue, New York, NY 10016
*** MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City,
     NY 11101
***** MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128



     (c) Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.




                   Net            Compensation on
                   Underwriting   Events Occasioning
Name of Principal  Discounts and  the Deduction of a   Brokerage    Other
Underwriter        Commissions    Deferred Sales Load  Commissions  Compensation
-----------------  -------------  -------------------  -----------  ------------
MetLife Investors       $0               $0                $0           $**
Distribution
Company*



* Before April 29, 2005, MetLife Investors Distribution Company (formerly known as General American Distributors, Inc., "GAD"), a Missouri corporation wholly-owned by a subsidiary of MetLife, Inc., served as principal underwriter for the Policies. Effective December 1, 2004, GAD became a wholly-owned subsidiary of its affiliate, MetLife Investors Group, Inc., GAD's affiliate, MetLife Investors Distribution Company, merged with and into GAD, and GAD (the surviving entity) changed its name to MetLife Investors Distribution Company.

** Fees were provided to the principal underwriter to offset the cost of administering Administrative Office registered representatives.

Item 31. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Paragon Life Insurance Company at 190 Carondelet Plaza, St. Louis, MO 63105.

Item 32. Management Services

     All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Paragon Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, in the City of St. Louis and State of Missouri, on the 29th day of April 29, 2005.



                                               Separate Account C
                                        of Paragon Life Insurance Company
                                                   (Registrant)



Attest:                                 By:
       -----------------------------       -------------------------------------
            Elizabeth A. Rich                     Anthony F. Trani
                Secretary                  President and Chief Executive Officer


                                           By: Paragon Life Insurance Company
                                                      (Director)



Attest:                                 By:
       -----------------------------       -------------------------------------
            Elizabeth A. Rich                     Anthony F. Trani
                Secretary                  President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 29, 2005.



                Signatures                           Titles
                ----------                           ------
                                        President, Chief Executive Officer and Director
-----------------------------------
        Anthony F. Trani                         (Principal Executive Officer)

                *                                     Vice President,
-----------------------------------
        Matthew K. Duffy                  Chief Financial Officer and Director


                *                                Vice President and Director
-----------------------------------
      Michael J. McDermott


                *                                        Director
-----------------------------------
      Nicholas D. Latrenta

                 *                                             Director
----------------------------------
          Gregg P. Hirsch


                 *                                             Director
----------------------------------
         Howard B. Koransky
                 *                                             Director
----------------------------------
           Ian L. Solomon


                 *                                             Director
----------------------------------
          Stanley J. Talbi

                 *                                             Director
----------------------------------
          Maria R. Morris



*By:    /s/ Elizabeth A. Rich
     -----------------------------
          Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX

Exhibits


 9        Powers of Attorney

14(a)     Consent of Sutherland Asbill & Brennan LLP

14(b)     Consent of Deloitte & Touche LLP

14(c)     Consent of John R. Munich, Esq.

28        Organizational Structure of MetLife, Inc. and Subsidiaries